EXHIBIT 10.05


                                      LEASE - FACE PAGE

A) LEASE DATE                       October 11, 1999

B) BUILDING:                        1688 Meridian Building
                                    1688 Meridian Avenue
                                    Miami Beach, Florida  33139

C) LANDLORD                         1688 Partners Ltd.

D) ADDRESS OF LANDLORD              1688 Meridian Avenue
                                    Miami Beach, Florida  33139
                                    Attn:  Management Office and
                                    1111 Lincoln Road, Suite 800
                                    Miami Beach, FL  33139
                                    Attn:  David Garfinkle

E) TENANT:                          Yupi Internet, Inc.
                                    Fed. Id# 65-0796526

F) ADDRESS OF TENANT                1688 Meridian Avenue
                                    Suite 902 and 10th Floor
                                    Miami Beach, Florida 33139
                                    Business #__________

G) TENANT'S LEGAL STRUCTURE:        CORPORATION
   State where entity organized:    Florida

H) PREMISES:                        See EXHIBIT A Floor Plans
                                    Suite #902 and  10th Floor, consisting
                                    of approximately 14,971 square feet

I) PERMITTED USE OF PREMISES:       General Office

J) LEASE TERM (yrs/mos):            Seven (7) Years
         (i)   Commencement
                  Date:             December 15, 1999
         (ii)  Rent Commencement
                  Date:             December 15, 1999
         (iii) Expiration Date:     See Paragraph 5 of Lease

                                                     Initials: _________ _______
                                                               Landlord  Tenant

K) SECURITY DEPOSIT                 200,000.00 Said Security Deposit shall be
   ("Deposit")                      payable as follows:
                                    (i)   $50,000 simultaneously with Tenant's
                                          execution of this lease; and

                                    (ii)  $50,000 within forty-eight (48) hours
                                          following  issuance of building permit
                                          for Tenant's Improvements; and

                                    (iii) $50,000 within 48 hours following
                                          issuance of certificate of Occupancy
                                          or its equivalent for improvements to
                                          Suite 902; and

                                    (iv)  $50,000 within 48 hours following
                                          issuance of Certificate of Occupancy
                                          or its equivalent for improvements to
                                          10th Floor.

                                    Provided and on the condition that Tenant is not in default hereunder beyond the applicable grace period, if any, and has paid all Security Deposit installments timely as set forth above, Tenant shall be entitled to the return of a portion of said Security Deposit in the sum of $30,000 per year payable upon the expiration of each of the first four (4) Lease Years for a total of $120,000, with the balance of said Security Deposit totaling $80,000 to be held pursuant to the terms and conditions of this Lease. Tenant shall have the right, upon 60 days prior written notice to Landlord, to substitute the cash Security Deposit for an unconditional irrevocable letter of credit on terms, in form and drawn on a financial institution acceptable to Landlord in its sole but reasonable discretion.

L) PREPAID RENT                     $38,265.88 (inclusive of sales tax)

M) BASE RENT                        Year One:   $431,164.80 Per Year $35,930.40
                                                Per Month
                                    Year Two:   $448,411.39 Per Year $37,367.62
                                                Per Month
                                    Year Three: $466,347.85 Per Year $38,862.32
                                                Per Month
                                    Year Four:  $485,001.76 Per Year $40,416.81
                                                Per Month
                                    Year Five:  $504,401.83 Per Year $42,033.49
                                                Per Month
                                    Year Six:   $524,577.90 Per Year $43,714.83
                                                Per Month
                                    Year Seven: $545,561.02 Per Year $45,463.42
                                                Per Month

                                                     Initials: _________ _______
                                                               Landlord  Tenant

N) TENANT'S PROPORTIONATE SHARE     17.6%, based upon a fraction, the numerator
   (Of operating expenses & taxes)  of which is 14,971, the stipulated square footage of the Premises and the denominator of which is 85,000 the stipulated square footage of the Building. (Subject to adjustment as provided in Section R.)

O) NAMES & ADDRESSES OF             Not Applicable
   GUARANTOR(S)

P) BROKER:                          Abood & Associates, Inc. & Koniver Stern
                                    Group

Q) PARKING                          Tenant shall have the right at all times to
                                    lease and Landlord shall make available to tenant for the term of this Lease, 15 parking spaces in the Building parking facilities in such spaces designated by Landlord. These spaces shall be designated for Tenant's use only. The rate for these spaces shall be $60.00 per space per month.
                                    Landlord reserves the right to increase this monthly rate upon sixty (60) days notice to Tenant, provided that Tenant's rate shall not increase more than five percent (5%) annually on a cumulative basis.

                                                     Initials: _________ _______
                                                               Landlord  Tenant

R) OPTION TO EXPAND/RIGHT           (a) Landlord agrees to provide Tenant with a
   OF FIRST REFUSAL                 one-time option ("Option") to expand the
                                    Premises to include Suite 201 and/or Suite
                                    801 (collectively or individually "Expansion
                                    Space"). Suite 201 is currently occupied by a Tenant under a Lease which expires on October 31, 2000. Suite 801 is currently occupied by a Tenant under a Lease which expires on April 30, 2001. In the event
                                    Tenant elects to exercise the said
                                    Option(s), Tenant shall provide Landlord with written notice of such exercise on or before June 30, 2000, as to Suite 201, and/or on or before October 31, 2000 as to Suite 801, time being of the essence, and in such event, the Commencement Date and the Rent Commencement Date for the Expansion
                                    Space shall be the later of 30 days after the existing tenant vacates or (i) December
                                    1, 2000 as to Suite 201 and (iii) June 1,
                                    2001 as to Suite 801, and the Lease shall terminate as to each Expansion Space on the Expiration Date herein, unless sooner terminated as provided in the Lease. In the event Tenant fails to timely exercise either such Option in the manner provided above, Tenant shall be deemed to have waived its Option to expand the Premises as to such Suite. In the event Tenant timely exercises such Option(s), Tenant shall, on or before five business days after receipt from Landlord, execute an Addendum to this Lease, adding the Expansion Space for which the Option(s) is/are exercised, as a part of the Premises leased hereunder. Such Expansion
                                    Space shall be leased on the same terms and conditions as are set forth herein, provided that the initial Base Rent for Suite 201 shall equal $24.00 per square foot of rentable space, herein stipulated to be 1,382 square feet and the initial Base Rent for Suite 801 shall equal $28.50 per square foot of rentable space, herein stipulated to be 3,112 square feet. In addition to the payment of all sales and use taxes thereon, said Base Rent shall increase by an amount equal to 4% per year, simultaneously with the next and each ensuing increase in Base
                                    Rent for the Premises. Further, in such
                                    event, Tenant's Proportionate Share shall increase based upon a fraction, the numerator of which is the stipulated square footage of the Premises inclusive of the Expansion Space, (and Additional space, if any) and the denominator of which is 85,000 square feet. The Expansion Space shall be subject to all other terms and conditions of the Lease in effect at the time of the exercise of the Option(s), as if same were originally included as part of the Premises.

                                                     Initials: _________ _______
                                                               Landlord  Tenant

                                    b) Provided that Tenant is not in default hereunder, Tenant shall have and is hereby given a one-time Right of First Refusal (the "Right") to lease any additional space on the 9th floor of the Building if, as and when any such space ("Additional Space") becomes available. Upon any such Additional Space becoming available, Landlord shall, prior to offering same to third parties, provide written notice of such availability to Tenant, offering to lease such Additional Space to Tenant upon the same terms and conditions and at the rental rate then in effect with respect to the Premises. Tenant shall, within five (5) business days after receipt of such written notice from Landlord, notify Landlord in writing, electing to lease the Additional Space upon such terms and conditions. If Tenant, for any reason, fails to deliver such written notice to Landlord within said five-day period, time being of the essence, it shall be conclusively presumed that the Tenant has waived and has elected not to exercise the Right of First Refusal as to such Additional Space. In the event Tenant exercises the Right, Tenant Rent shall commence on the Additional Space sixty (60) days from the date of Tenant's acceptance of such space and the Lease shall terminate as to such Additional Space on the Expiration Date herein, unless sooner terminated as provided in the Lease. Tenant shall accept the Premises in their "As Is" condition, provided, however, Landlord shall provide Tenant with a Tenant Improvement Allowance not to exceed $10.00 per square foot. Tenant shall be responsible to complete all Tenant improvements. Landlord shall reimburse Tenant upon completion of Tenant Improvements which completion shall be evident by a Certificate of Occupancy and submission to Landlord of all documentation reasonably requested, including, but not limited to, a waiver and release of lien upon final payment from all contractors, subcontractors and materialmen, and a final contractor's affidavit. All contractors, architects and engineers shall be licensed as such by the State of Florida and shall have errors and omissions policies, in an amount reasonably satisfactory to Landlord, of which Landlord shall be named a third party beneficiary. In the event Tenant timely exercises the Right, Tenant shall, on or before five business days after receipt from Landlord, execute an Addendum to this Lease, adding the Additional Space for which the Right is exercised, as part of the Premises leased hereunder. The Addendum shall provide, inter alia, that the Additional Space shall be leased on the same terms and conditions as are set forth herein, provided that the Base Rent shall be equal to the then current per square foot rent payable with respect to the Premises, together with sales tax, Additional Rent and all other sums due and payable as provided in the Lease. Further, in such event, Tenant's Proportionate Share shall increase based upon a fraction, the numerator of which is the square footage of the Premises inclusive of the Additional Space (and Expansion Space, if any), and the denominator of which is 85,000 square feet. In the event Tenant fails to exercise the Right within the time and in the manner set forth above, and/or otherwise fails to execute the Addendum adding such Additional Space as provided above, Tenant shall be deemed to have waived its Right of First Refusal as to such Additional Space, and Landlord shall then have the right to lease same to any third parties.

                                                     Initials: _________ _______
                                                               Landlord  Tenant

S) TENANT IMPROVEMENTS              Landlord shall renovate in accordance with
                                    the attached Exhibit A using building
                                    standard materials except as denoted on the attached Exhibit A. Any deviations from Exhibit A shall be at the sole cost and expense of Tenant. All changes shall be evident by a change order signed by Tenant.
                                    Tenant shall pay for such change orders
                                    fifty percent (50%) upon acceptance of such changes and fifty percent (50%) within ten days of completion of work denoted on change order and submission of invoice to Tenant from Landlord.

T) NAMES OF AUTHORIZED
   SIGNATORIES:                     --------------------------------------------

This is a legally binding document. Please read it thoroughly before you sign it. The terms defined, dollar amounts specified and other items contained on this FACE PAGE relate to various contents of the Lease and are an integral part thereof. There are no agreements between the parties unless contained in writing in this Lease.

                                 Revised 10/1/99

                                      -6-
                                                     Initials: _________ _______
                                                               Landlord  Tenant

                                 LEASE AGREEMENT

                                TABLE OF CONTENTS

                                                                                                           Page No.

1.    Definitions.................................................................................................1
2.    Parties.....................................................................................................1
3.    Demised Premises............................................................................................1
4.    Use.........................................................................................................1
5.    Term........................................................................................................1
6.    Base Rent...................................................................................................2
7.    Additional Rent.............................................................................................3
8.    Sales Tax...................................................................................................6
9.    Security Deposit............................................................................................6
10.      Completion of Improvements and Delivery of Possession....................................................7
11.      Uses Prohibited..........................................................................................8
12.      Rules and Regulations....................................................................................9
13.      Assignments and Subletting...............................................................................9
14.      Maintenance of Premises.................................................................................11
15.      Alterations, Additions or Improvements..................................................................12
16.      Destruction of Premises.................................................................................13
17.      Entry and Inspection....................................................................................14
18.      Indemnity and Liability.................................................................................14
19.      Insurance...............................................................................................15
20.      Service.................................................................................................16
21.      Notices.................................................................................................17
22.      Default.................................................................................................17
23.      Attorneys' Fees and Costs...............................................................................19
24.      Non-Waiver of Breach....................................................................................19
25.      Subordination by Tenant.................................................................................19
26.      Time....................................................................................................20
27.      Transferability by Landlord.............................................................................20
28.      Amendment of Lease......................................................................................20
29.      Condemnation............................................................................................20
30.      Intentionally Omitted...................................................................................21
31.      Holding Over............................................................................................21
32.      Additional Rent.........................................................................................21
33.      Quiet Enjoyment.........................................................................................21
34.      Prohibition of and Indemnity for Hazardous Materials....................................................21
35.      Attornment..............................................................................................22
36.      Estoppel Certificate....................................................................................22
37.      Signage Identification..................................................................................22
38.      Parking.................................................................................................22
39.      Intentionally Omitted...................................................................................22

                                                     Initials: _________ _______
                                                               Landlord  Tenant

40.      Brokerage...............................................................................................22
41.      Recording...............................................................................................23
42.      Confidentiality.........................................................................................23
43.      Negation of Personal Liability..........................................................................23
44.      Delay...................................................................................................24
45.      Successors..............................................................................................24
46.      Joint and Several Liability.............................................................................24
47.      Captions and Paragraph Numbers..........................................................................24
48.      Extended Meaning........................................................................................24
49.      Partial Invalidity......................................................................................24
50.      Governing Law...........................................................................................25
51.      No Partnership..........................................................................................25
52.      Radon Gas...............................................................................................25
53.      Authority...............................................................................................25
54.      Lease Validity..........................................................................................25
56.      Intentionally Omitted...................................................................................25
57.      Landlord Controlled Areas...............................................................................26
58.      Occupancy Tax and Occupational Licenses.................................................................26
59.      Cross Default...........................................................................................27

Exhibit A                                  Floor Plans
Exhibit B                                  Construction Plans and Specifications
Exhibit C                                  Rules and Regulations
Exhibit D                                  Form of Subordination, Attornment and
                                           Non-Disturbance Agreement

                                                     Initials: _________ _______
                                                               Landlord  Tenant

                                 LEASE AGREEMENT

1. DEFINITIONS: When used in this Lease, the following terms shall have the meaning set forth in this paragraph.

         A. "Attorneys' Fees" shall mean all reasonable fees expended by Landlord for the retention of attorneys at all TRIAL, TRIAL, post-trial and appellate levels, and all reasonable costs attendant thereto.

         B. When used in Paragraphs 12, 14, 18 and 42 of this Lease, "Tenant" shall mean and include, as and where the context allows, Tenant and all of Tenant's officers, directors, partners, employees, agents, contractors, licensees, guests, customers, invitees, and all others over whom Tenant might reasonably be expected to exercise control or for whom Tenant is legally responsible.

         C. "Gross Rent" shall mean the aggregate of Base Rent, Additional Rent and other charges accruing under this Lease.

         D. "Bad Check" shall mean a check from or for the benefit of Tenant to Landlord that is returned as NSF or dishonored in any manner.

2. PARTIES: This lease is made as of the Lease Date (as defined in Section A on the FACE PAGE) between Landlord (as defined in Section C on the FACE PAGE) and Tenant (as defined in Section E on FACEPAGE).

3. DEMISED PREMISES: Subject to the terms and provisions of this Lease. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises (as defined in Section H on the FACE PAGE) located in the Building (as defined in Section B on the FACE PAGE). The exact location and dimensions of the Premises within the Building are more particularly shown on the floor plans initialed by the parties, attached to this Lease as EXHIBIT A, and hereby made a part hereof.

4. USE: The Premises shall be used for office space only and for no other business or purpose whatsoever, without the prior written consent of Landlord. Tenant shall exercise reasonable care in the use of the Premises and all other portions of the Building. Tenant's use shall be further subject to the provisions of PARAGRAPH 11 below.

5. TERM: The Term shall commence on the Commencement Date (as defined in Section J on the FACE PAGE), and shall end (unless sooner terminated as provided herein) at 11:59 p.m. Eastern Time on the date (the "EXPIRATION DATE") of the expiration of the last of the number of years and months constituting the Lease Term (as defined in Section J on the FACE PAGE) from the first day of the first (1ast) full calendar month succeeding the Commencement Date, if the Commencement Date is not the first day of a calendar month, or from the Commencement Date if such date is the first day of a calendar month.

                                                     Initials: _________ _______
                                                               Landlord  Tenant

6. BASE RENT: A. As rental for the lease of the Premises, Tenant shall pay to Landlord at the Address of Landlord (as defined in Section D on the FACE PAGE) for each Lease Year, (a "Lease Year" shall be the twelve month period commencing with the Commencement Date of this Lease and ending one year later; however, the final Lease Year may contain less than twelve (12) months due to the expiration or sooner termination of the term) the BASE RENT (as defined in Section M on the FACE PAGE) (subject to escalation as described in PARAGRAPH 6 B BELOW) payable in equal monthly installments, in advance, due on the first day of each calendar month during the term of this Lease, free from all claims, demands or setoffs against Landlord of any kind or character whatsoever. If the term of this Lease shall begin or terminate on other than the first or last day respectively of a calendar month, all rent and other charges accruing under this lease for such portion of the partial calendar month shall be apportioned and paid on the basis of a thirty day month. (i) Tenant shall be required to pay Landlord a late fee of ten (10%) percent of the installment of Gross Rent then due, or $100.00, whichever is greater, on any installment of Gross Rent, which is not received by Landlord on or before the seventh (7th) day after its due date; provided that for the first twelve (12) months of the Lease Term, Tenant shall be required to pay Landlord a late fee of five (5%) percent for the first two such late installments, or $100.00, whichever is greater, and provided further that the said seven (7) day grace period, shall be extended to ten (10) days for the first Lease Year only. (ii) In the event any installment of Gross Rent is not received by Landlord on or before the fourteenth (14th) day after its due date, Tenant shall be required to pay to Landlord a cumulative late fee of fifteen (15%) percent of the installment of Gross Rent, or $200.00, whichever is greater. All late charges shall be due immediately upon demand by Landlord without setoff or defense. If any installment of Gross Rent remains overdue for more than fifteen (15) days, in addition to the late fees, interest on such installment at the maximum legal rate on the delinquent amount may be charged by Landlord, such charge to be computed for the entire period for which the amount is overdue after the fifteenth (15th) day past due. All late charges and interest shall be due immediately upon demand by landlord without set-off or defense.

B. In the event Tenant shall give Landlord in payment of the Gross Rent, a Bad Check, Tenant shall pay to Landlord as compensation for Landlord's expenses in connection with the handling of such check a fee in the amount of the greater of $25.00 or 5% of the face amount of such check. Landlord shall have no obligation to redeposit any Bad Check. In the event that, within any twelve (12) month period during the term of this Lease, Tenant shall give to landlord more than two (2) Bad Checks, Landlord shall have the option to require Tenant to pay all subsequent payments of any and all sorts required under this Lease by means of either cash or cashier's check drawn on a local branch of a Florida domiciled bank.

Tenant's Base Annual Rent shall automatically increase as set forth in Section M on the FACE PAGE without any need for Landlord to notify Tenant of such increase. Failure of Landlord to notify Tenant of the new monthly Base Rent installment amount shall not be deemed a waiver by Landlord of the increased rental; the new monthly amount shall be payable, retroactive to the commencement of the new Lease Year automatically.

                                      -2-
                                                     Initials: _________ _______
                                                               Landlord  Tenant

7.       ADDITIONAL RENT:

A. In the event that the cost to Landlord for the Operating Expenses of the Building, as hereinafter defined, during any calendar year of the Lease Term subsequent to the Base Year (herein defined as the year 2000) shall exceed the cost to Landlord for the Operating Expenses of the Building during the Base Year, Tenant shall pay to Landlord as Additional Rent Tenant's Proportional Share (as such term is defined in Section N on the FACE PAGE) of the increase in such costs for each calendar year, if any. The amount of such Additional Rent, if any, due from Tenant shall be determined in accordance with the following formula:

Proportionate Share X (Operating Expenses)-(Operating Expenses)=Additional Rent
                       (For Current Year)    (For Base Year)

Such Additional Rent shall be prorated for any partial calendar year following the commencement of the Lease Year.

The term "Operating Expenses" as used herein shall mean all expenses, costs and disbursements of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership, maintenance and/or operation of the Building, (which shall include without further reference, the parking facility) computed on the accrual basis, but shall not include new capital improvements. By way of explanation and clarification, these Operating Expenses shall include, without limitation, the following:

         1. Wages and salaries of all employees engaged in operation and maintenance of the Building, employer's social security taxes, unemployment taxes or insurance, workers' compensation premiums or taxes, and any other taxes which may be levied on such wages and salaries, the cost of disability, medical and hospitalization insurance, pension or retirement benefits, and any other fringe benefits for such employees.

         2. All supplies and materials used in the operation and maintenance of the Building.

         3. Cost of all utilities including water, sewer, electricity, gas and fuel used by the Building and not charged directly to another tenant.

         4. Cost of customary building management, general and administrative costs, janitorial services, trash and garbage removal, security and guard services, painting, window cleaning, landscaping and gardening, servicing and maintenance of all systems and equipment, including, but not limited to, elevators, plumbing, heating, air conditioning, ventilating, lighting, electrical, security and fire alarms, fire pumps, fire extinguishers and hose repair, cabinets, mail chutes and staging, and damage caused by fire or other casualty not otherwise recovered including the deductible and co-insurance applicable to any insurance policies.

         5. Cost of insurance for property, loss of rents, casualty and other liability applicable to the Building and Landlord's personal property used in connection therewith.

         6. The amortized cost of any capital improvement which reduces the Operating Expenses. In the event the Operating Expenses in any year after the Base Year are reduced because of a capital improvement, then the Operating Expenses for the

                                      -3-
                                                     Initials: _________ _______
                                                               Landlord  Tenant

                  Base Year shall be reduced accordingly for the purpose of determining Additional Rent as though such improvement or automation was in effect during the Base Year. Landlord shall notify Tenant after the end of the Base Year and each calendar year thereafter during the term hereof, of the amount which Landlord estimates (as evidenced by budgets prepared by or on behalf of Landlord) shall be the amount of Tenant's Proportionate Share of increases in Operating Expenses for the then current calendar year and Tenant shall pay such sum in advance to Landlord in equal monthly installments, during the balance of said calendar year commencing on the first day of the first month following Tenant's receipt of such notification. Following the end of each calendar year after the Base Year-Landlord shall submit to Tenant a statement showing the actual amount which should have been paid by Tenant with respect to increases in Operating Expenses for the past calendar year, the amount thereon actually paid during that year by Tenant and the amount of the resulting balance due thereon, or overpayment thereof, as the case may be. Within thirty (30) days after receipt by Tenant of said statement, Tenant shall have the right, in person or by Tenant's agent, at Landlord's office during reasonable office hours, to inspect Landlord's books and records showing the Operating Expenses for the Building for the calendar year covered by said statement. Said statement shall become final and conclusive between the parties, their successors and assigns as to the matters set forth therein unless Landlord receives written objections with respect thereto within said thirty (30) days of Tenant's receipt of said statement. Any balance shown to be due pursuant to said statement shall be paid by Tenant to Landlord within thirty (30) days following Tenant's receipt thereof and any overpayment shall be immediately credited against Tenant's obligation to pay expected Additional Rent in connection with anticipated increases in Operating Expenses or, if by reason of any termination of the Lease no such future obligation exists, refunded to Tenant. Anything herein to the contrary notwithstanding, Tenant shall not delay or withhold payment of any balance shown to be due pursuant to a statement rendered by Landlord to Tenant, pursuant to the terms hereof, because of any objection which Tenant may raise with respect thereto. Landlord shall promptly credit any overpayment found to be owing to Tenant against Tenants Proportionate Share of increases in Operating Expenses for the then current calendar year (and future calendar years, if necessary) upon the resolution of said objection or, if at the time of the resolution of said objection the Lease Term has expired, promptly refund to Tenant any overpayment found to be owing to Tenant. Landlord agrees to maintain accounting books and records reflecting Operating Expenses of the Building in accordance with generally accepted accounting principles.

B. In the event that "Impositions" (as such term is hereinafter defined) against the Building and/or the land on which it is located are increased during any calendar year of the Lease Term subsequent to the Base Year over the amount of said Impositions during the Base Year, then

                                      -4-
                                                     Initials: _________ _______
                                                               Landlord  Tenant

Tenant shall pay to Landlord, as Additional Rent, Tenant's Proportionate Share of the increases over the Base Year in such Impositions for each calendar year, if any.

         The term "Impositions" as used herein shall mean all impositions, tax assessments (special or otherwise), water and sewer assessments and other governmental liens or charges of any and every kind, nature and sort whatsoever, ordinary and extraordinary, foreseen and unforeseen, and substitutes therefore, including all taxes whatsoever (except only those taxes of the following categories: any inheritance, estate, succession, transfer or gift taxes imposed upon Landlord or any income taxes specifically payable by Landlord as a separate tax paying entity without regard to Landlord's income sources arising from or out of the Building and/or the land on which it is located) attributable in any manner to the Building, the land on which the Building is located or the rents (however the term may be defined) receivable therefrom, or any part thereof, or any use thereon, or any facility located therein or used in conjunction therewith or any charge or other payment required to be paid to any governmental authority, whether or not any of the foregoing shall be designated "real estate tax", "sales tax", "rental tax", "excise tax", "business tax", or designated in any other manner.

         Landlord shall notify Tenant, after the end of the Base Year and each calendar year thereafter, of the amount which Landlord estimates (as evidenced by budgets prepared by or on behalf of Landlord) shall be the amount of Tenant's Proportionate Share of increases in Impositions for the then current calendar year; and Tenant shall pay such sum to Landlord in equal monthly installments during the balance of said calendar year, in advance on the first day of each month commencing on the first day of the first month following Tenant's receipt of such notification. Following the date on which Landlord receives a tax bill or statement showing what the actual Impositions are with respect to each calendar year, Landlord shall submit to Tenant a statement, together with a copy of said bill or statement, showing the actual amount to be paid by Tenant in the year in question with respect to increases in Impositions for such year, the amount thereof theretofore paid by Tenant and the amount of the resulting balance due thereon, or overpayment thereof, as the case may be. Any balance shown to be due pursuant to said statement shall be spread over the remaining months of the year and be paid by Tenant to Landlord or if after the close of the calendar year within ten (10) days following Tenant's receipt thereof and any overpayment shall be immediately credited against Tenant's obligation to pay such Additional Rent in connection with increased Impositions in later years, or, if no such future obligation exists, be promptly refunded to Tenant.

C. Additional Rent, due by reason of the provisions of either Subparagraph 7A or Subparagraph 7B for the final year (in whole or in part) of this Lease, shall be payable even though the amount thereof is not determinable until subsequent to the termination of the Lease; the Operating Expenses and the Impositions for the calendar year during which the Lease terminates shall be pro rated according to that portion of said calendar year that this Lease was actually in effect. Tenant expressly agrees that Landlord at Landlord's sole discretion, may apply the Security Deposit specified in Paragraph 9 hereof, if any, in full or partial satisfaction of any Additional Rent due for the final year (in whole or in part) of this Lease by reason of the

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

provisions of Subparagraphs 7A or 7B. If said Security Deposit is greater than the amount of such Additional Rent and there are no other sums or amounts owed Landlord by Tenant by reason of any other terms, provisions, covenants or conditions of this Lease, then Landlord shall refund the balance of said Security Deposit to Tenant as provided in Paragraph 9 hereof. Nothing herein contained shall be construed to relieve Tenant, or imply that Tenant is relieved of the liability for or the obligation to pay any Additional Rent due for the final year (in whole or in part) of this Lease by reason of the provisions of Subparagraphs 7A or 7B if said Security Deposit is less than such Additional Rent; nor shall Landlord be required to first apply said Security Deposit to such Additional Rent if there are any other sums or amounts owed Landlord by Tenant by reason of any of the terms, provisions, covenants, or conditions of this Lease. If in any calendar year the increase in either the Operating Expenses or the Impositions is negative, no Additional Rent is to be charged for the respective item; but Additional Rent shall nevertheless be computed at the Base Year's rate and adjusted thereafter.

D. It is the intention of the parties hereto to provide that Tenant shall pay in advance of their due date Tenant's Proportionate Share of increases in Operating Expenses and Impositions and to share in reduction only by category to the end that an increase in Operating Expenses shall not be offset by a decrease in Impositions and vice versa. In no event shall the Base Rental be reduced by reason of decreases in Operating Expenses and/or Impositions. This paragraph shall survive the termination of the Lease.

8. SALES TAX: All payments of Gross Rent shall be paid by Tenant together with applicable Florida sales tax.

9. SECURITY DEPOSIT: Simultaneously with the execution of this Lease, Tenant shall pay to landlord (1) the Security Deposit (as defined in Section K on the FACE PAGE), to be held by Landlord without interest as a security deposit for the payment by Tenant of the rents and all other payments herein agreed to be paid by Tenant and for the full and faithful performance by Tenant of the terms and conditions of this Lease, and (2) the Prepaid Rent (as defined in Section L on the FACE PAGE) to be applied by Landlord toward the first monthly payment of Base Rent. Landlord may, solely at Landlord's option, utilize any such part of the Security Deposit as is necessary to cure any default of Tenant under this Lease and in such event Tenant shall immediately replace such portions as may be expended by Landlord. Such use by Landlord of all or a portion of the Security Deposit shall not discharge any liability of Tenant under any of Tenant's covenants under this Lease and Tenant shall remain liable for any amounts that any such use shall be insufficient to pay. Landlord may exhaust any and all rights and remedies against Tenant before resorting to the Security Deposit, and nothing contained herein shall require or be deemed to require Landlord to resort to the Security Deposit. Upon the expiration of this Lease (except arising due to a default by Tenant), delivery of the Premises to Landlord in their original condition, ordinary wear and tear excepted, and payment to landlord of Tenant's Operating Expenses and Impositions for the final calendar year of this Lease, then the Security Deposit shall be returned to Tenant. Upon any conveyance of the Building by Landlord to a successor in title, the successor shall become liable to Tenant for the return of the Security Deposit and the

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

conveying party released for same. Landlord shall not be required to hold the Security Deposit in any special account for the benefit of the Tenant. In the event any installment of Gross Rent shall not be paid when due twice in any twelve (12) month period (including the return of any of Tenant's Bad Checks), the Landlord shall have the right, at the Landlord's discretion, to require the Tenant to place with Landlord an additional security deposit (in excess of the original Security Deposit), of up to two installments of then current Base Rent, which sum shall become a part of the original Security Deposit

10. COMPLETION OF IMPROVEMENTS AND DELIVERY OF POSSESSION: Landlord agrees to prepare the Premises for occupancy at Landlord's sole expense in good faith in accordance with (i) Exhibit A, the floor plans and specifications therefor initialed by Landlord and Tenant and attached hereto, (ii) Exhibit B, the building standard materials specifications, and (iii) in a good and workmanlike manner in accordance with construction standards for similar types of construction in Miami-Dade County, Florida subject to Tenant delays and any other cause beyond Landlord's reasonable control. Tenant shall name that person or persons in Section Q on the FACE PAGE who is (are) authorized to execute on behalf of Tenant any and all construction specifications, contracts and change orders hereunder. Any change in such person(s) shall be made by written notice by Tenant to Landlord pursuant to Section 21 hereof.

         Prior to Tenant taking possession of the Premises, Landlord shall afford Tenant the opportunity to perform a "walk-through" inspection of the Premises with an agent of Landlord at which Landlord and Tenant shall prepare a list of any defects in the improvements pointed out by Tenant and not meeting the foregoing construction standards described in (i) through (iii) above ("Tenant's Punch List"). Landlord shall have a reasonable time to correct any such defects; provided however, the existence of such defects shall not operate to delay the Commencement Date of this Lease or reduce Tenant's obligations for the payment of Base Rent or other charges hereunder.

         While it is contemplated that the Commencement Date of this Lease shall be as set forth on the FACE PAGE, in the event the Premises are not ready for occupancy on such Commencement Date the Commencement Date shall be deemed to be the date when all of the following conditions are satisfied: a) The Improvements have been completed pursuant to Exhibits A and B (except for non-essential Tenant Punch List items, which can and shall be completed within sixty (60) days after the Commencement Date) and b) a final inspection report Certificate of Occupancy or Completion, temporary or permanent, if either is applicable, has been issued for the Premises.

         Tenant shall not enter the Premises prior to the Commencement Date of this Lease without the consent of Landlord and unless accompanied by an agent of Landlord. Tenant shall not interfere with Landlord or any of Landlord's contractors in completion of the Building or the Premises.

                                      -7-
                                                     Initials: _________ _______
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

         Except for the matters set forth on Tenant's Punch List, the taking of possession of the Premises by Tenant shall be conclusive evidence that the Premises and Building are in good and satisfactory condition at the time possession is taken. No representations except those contained herein have been relied on by Tenant with respect to the condition, design, amenities or completion of the Building or Premises. Tenant will make no claim against Landlord on account of any representation of any kind, whether made by any leasing agent, broker, officer, employee or other representative of Landlord or which may be contained in any advertisement relating to the Building unless such representation is specifically set forth in this Lease.

         There shall be no delay in the commencement of the Term of this Lease and/or payment of rent where Tenant fails to occupy the Premises when the same are declared ready for occupancy as set forth above; or if Tenant shall have failed to prepare the Tenant's Punch List with Landlord; or when Landlord shall be delayed in substantially completing such Premises as a result of:

         i. Tenant's failure to promptly furnish working drawings and plans, if any are required; or

         ii. Tenant's failure to promptly approve cost estimates upon receipt thereof from Landlord, if any are required; or

         iii. Tenant's failure to promptly select materials, finishes or make decisions pertaining to lighting and/or electrical installations; or

         iv. Tenant's changes in plans (notwithstanding landlord's approval of such plans) where such change in plans results in delay; or

         v. Any other act or omission by Tenant or Tenant's agents, or failure to promptly make other decisions necessary to the preparation of the Premises for occupancy, where such act or omission results in delay.

         In no event shall Landlord be liable to Tenant for any damages of any kind whatsoever for failure to deliver the Premises by the Commencement Date stated in Section J on the FACE PAGE hereof so long as Landlord has made a good faith effort to do so.

11. USES PROHIBITED: Tenant shall not do or permit anything to be done in or about the Premises, nor bring nor keep anything therein which will in any way affect the fire or other insurance upon the Building, or any of its contents. If the Landlord's insurance premiums exceed the standard premium rates in part or in whole because the nature of Tenant's operations results in extra hazardous exposure, then Tenant shall, upon receipt of appropriate invoices from Landlord, reimburse Landlord for such increase in premiums. Any such increase in premiums shall be considered as Additional Rent due and shall be included in any lien for rent. Tenant, at Tenant's sole expense, shall comply with any law, ordinance, rule or regulation affecting the occupancy and use of the Building, which is now, or may hereafter be enacted or promulgated by any public authority. Tenant shall not obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them. Tenant shall not use, or allow the Premises to be used, for any illegal purpose or purpose constituting a public or private nuisance or for sleeping purposes, washing of clothes, or cooking, and nothing shall be prepared, manufactured, or mixed in the Premises which would emit an odor and/or fumes of any type into any part of the Building.

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                                                               Landlord  Tenant

12. RULES AND REGULATIONS: The rules and regulations attached to this Lease as EXHIBIT C, as well as such rules and regulations as may be hereafter adopted by Landlord (upon delivery of a copy thereof to Tenant) for the safety, cleanliness and operation of the Building and the preservation of good order therein and for the most efficient use by all tenants and such tenants' agents, employees, invitees and visitors of the automobile parking spaces provided by Landlord, are expressly made a part of this Lease and Tenant agrees to comply with such rules and regulations. No rules and regulations shall prohibit the reasonable use of the Premises by Tenant for the purposes permitted by this Lease. The Landlord shall not be responsible for any non-observance of such rules and regulations by any other tenant of the Building.

13. ASSIGNMENTS AND SUBLETTING: A. Tenant shall not assign, transfer, mortgage, pledge, hypothecate, or otherwise encumber or dispose of this Lease, or any interest therein, nor shall Tenant permit the use of the Premises by any person or persons other than Tenant, nor shall Tenant sublet the Premises, or any part thereof, without the written consent of Landlord (all of which-foregoing actions shall be deemed a "transfer" of this Lease). Landlord's consent may be granted or withheld at landlord's sole discretion, as to any mortgage, pledge, hypothecation, or any other encumbrance or transfer other than any assignment or sub lease which is subject to the terms of this paragraph. Landlord's consent to an assignment or sublease pursuant to this paragraph shall not be unreasonably withheld as long as the proposed assignee or sublessee shall be a commercially reasonable tenant and Tenant pays to Landlord fifty (50%) percent of all profits (as defined herein) on any such sublease or assignment. Profits mean in the case of a sublease the positive difference between the aggregate amount of Rent and Additional Rent due to Landlord from Tenant under the Lease and the amount of Rent and Additional Rent received from a subtenant (in the case of a sublease of part of the space such amounts shall be calculated on a per square foot basis) under any sublease less a reasonable brokerage commission, tenant improvements and marketing, and in the case of an assignment the amount of consideration received by Tenant from the assignor for the purchase of the remaining term of the Lease, and if such amount has not been reasonably allocated in the instrument by which assignee has been assigned Tenant's rights in the Lease, the fair market value of what such consideration would be as determined by an independent real estate appraiser appointed by Landlord, at Tenant's expense, reasonably agreeable to Tenant. Any conveyance by operation of law shall be deemed as a transfer for the purposes of this Lease.

B. Any sale of stock of Tenant other than a public sale made pursuant to and as authorized by the applicable regulations of the Securities and Exchange Commission in connection with Initial Public Offering (if a corporation), assignment of partnership interest (if a partnership), assignment of beneficial interest (if a trust), or other device which has the effect of transferring the practical benefits of this Lease from the parties currently controlling Tenant, shall be deemed a transfer of Tenant's rights requiring Landlord's consent as herein provided. For the purposes of this paragraph, "control" shall be deemed to be direct or beneficial ownership of 50% or more of the right, title or interest in the entity.

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                                                               Landlord  Tenant

C. Any sublease or assignment to an entity controlled by or controlling or under common control with Tenant shall be permitted at any time, provided that any subsequent change of control of such assignee-entity shall be deemed an unconsented to assignment for the purposes of this Lease, and an event of default under this Lease. All of the foregoing transfers of the ownership interest under this subparagraph C shall be deemed to be assignments for the purposes of this paragraph. Consent to any assignment or subletting under this paragraph shall not operate to release Tenant from its obligations hereunder, nor operate as a waiver of the necessity for a consent to any subsequent transfer, and the terms of such consent shall be binding upon any person holding by, under or through Tenant.

D. If the Tenant desires at any time to transfer the Premises or any part thereof, Tenant shall submit to Landlord at least sixty (60) days before the effective date of the Transfer ("Proposed Effective Date"), in writing: (i) a request for permission to Transfer setting forth the Proposed Effective Date, which shall be no less than sixty (60) days after the receipt of that notice;
(it) the name, address, phone number, fax number, type of entity and state of domicile of such entity of the proposed transferee; (iii) the type of business to be conducted in the Premises after the Transfer; (iv) the terms and conditions of the proposed Transfer; (v) a true and complete copy of all proposed documentation pertaining to the proposed Transfer; (vi) current financial statements (audited, if available) including, but not limited to, profit and loss statements and balance sheets for the three year period ending no later than sixty (60) days prior to the date of such notice, of Tenant and the proposed transferee; and (vii) such additional information that Landlord may reasonably request to make a reasoned judgment. Without in any way limiting Landlord's right to refuse to give that consent for any other reason or reasons, Landlord shall be deemed to have reasonably withheld its consent to any Transfer if, in Landlord's reasonable opinion: (i) The proposed use of the Premises by the transfer is not compatible with the operation of the Building or the desired tenant mix of the Building, or would require increased services from Landlord;
(it) the financial net worth or financial profitability of a proposed transferee (for a sub-tenant pro rated as to the percentage of the Premises to be sub leased to such sub-tenant as compared to that of Tenant) is less than that of Tenant at the time of the execution of the Lease with Tenant; (iii) the proposed transferee is a governmental agency or an instrumentality of a governmental agency; (iv) the proposed Transfer would cause a violation of another lease for space in the Building or would give an occupant of the Building a right to cancel its lease; (v) the proposed transfer use- of the Premises would involve the introduction of Hazardous Material to the Premises; (vi) the proposed transferee is a current tenant of the Building or an entity with which Landlord or Landlord's agent is negotiating to lease space in the Building; (vii) the proposed transferee is deemed uncreditworthy in the reasonable discretion of Landlord; or (viii) the Tenant is in default under any of the terms of this Lease as of the date Tenant notified Landlord of the proposed Transfer or as of the Proposed Effective Date of the Transfer.

E. In the event Landlord rejects the proposed transfer, Landlord shall state the reasons for such rejection. Notwithstanding anything contained herein to the contrary, the acceptance by Landlord of any prospective transfer is contingent upon both Tenant and the prospective transfer executing an affidavit, attaching a true and complete copy of the sublease, assignment or other

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                                                               Landlord  Tenant
instrument by which the transfer is to be accomplished, and stating all terms of the transfer including all consideration paid or to be paid under the transfer, and the agreement of the assignee or sublessee to be bound by the terms and conditions of this Lease. If this Lease is assigned or if the Premises or any part thereof is sublet or occupied by anybody other than the Tenant by any other form of transfer, voluntarily or involuntarily, whether by operation of law or otherwise, Landlord may, after default by the Tenant under this Lease in the case of a sublease and at any time (whether or not Tenant is in default under this Lease) in the event of an assignment or other transfer, collect or accept rent from the assignee, subtenant or occupant and apply the net amount collected or accepted to the rent herein reserved, but such collection of acceptance shall not be deemed a waiver of the covenants of Tenant under this Lease or the acceptance of the assignee, subtenant or occupant as Tenant hereunder; nor shall it be construed as or implied to be a release of Tenant from the further observance and performance by Tenant of the terms, provisions, covenants and conditions herein contained.

14. MAINTENANCE OF PREMISES: Tenant shall not commit nor allow any waste or damage to be committed on any portion of the Building or Premises. As to any repairs or replacements to the Premises required by the acts, whether of commission or omission, of Tenant not repaired or replaced by Tenant at Tenant's cost, Landlord may, but shall not be obligated to, make such repairs or replacements and Tenant shall repay the cost thereof, plus a 15% administration fee, as Additional Rent to Landlord upon demand, together with interest thereon at the highest rate permitted by applicable law from the date of advancement to repayment by Tenant.

         Landlord shall maintain the Building in reasonably good order and repair (excluding repairs to be made by Tenant) with such repairs, if any, to be made in a reasonable period of time after Landlord becomes aware of the need for any specific repair, including, without limitation, the public areas, the parking areas, landscape areas, elevators, stairs, corridors, restrooms, the base building HVAC, mechanical, plumbing, and electrical systems, and the structure itself including the roof, foundations, exterior walls, and glass exterior surfaces of the Premises and the Building, all structural members of the Building and all underground utility lines serving the Building.

         At its sole cost, Tenant shall maintain in good repair and tenantable condition, subject to normal wear, tear, casualty to the extent covered by Landlord's and/or Tenant's insurance and condemnation, that portion of the Premises within the demising walls thereof, including any wall coverings and paint on the interior side of the demising walls, below the ceiling slab and above the floor slab, any tile, carpet or other floor covering installed thereon, and including any systems or other equipment below the floor or above the ceiling tile that was installed for Tenant, and Tenant's maintenance obligation shall extend to all tenant improvements and contents within the Premises. Tenant shall not be obligated to repair damage resulting from the gross negligence of Landlord or its agents, contractors or employees.

15. ALTERATIONS, ADDITIONS OR IMPROVEMENTS: Tenant will not make nor allow to be made any alterations or physical additions in or to the Premises without the prior written consent of

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                                                               Landlord  Tenant

Landlord which shall not be unreasonably withheld. Unless otherwise provided by written agreement, all such consented alterations, additions or improvements shall be done either by, or under the direction of, Landlord, but at the sole cost of Tenant, and shall upon installation become the property of Landlord and shall remain upon and be surrendered with the Premises. The Landlord may i.) alter, add to, subtract from, construct improvements on, re-arrange, and construct additional facilities in, adjoining or proximate to the Building-, ii.) relocate the facilities and improvements in or comprising the Building; iii.) do such things on or in the Building as required to comply with any laws, by-laws, regulations, orders or directives affecting the Building or any part thereof, and iv.) do such things on or in the Building as the Landlord, in the use of good business judgment, determines to be advisable. The Landlord shall not be in breach of its covenants for quiet enjoyment or liable for any loss, costs or damages, whether direct or indirect, incurred by the Tenant due to any of the foregoing. Before undertaking any alterations or construction, Tenant shall obtain and pay for a public liability insurance policy insuring Landlord and Tenant against any liability which may arise on account of such proposed alterations and construction work in limits of not less than $1,000,000.00 for any one person, $1,000,000.00 for more than one person in any one accident and $200,000.00 in property damage; and a workers' compensation policy in the statutory limits; and a copy of such pre paid policies or a certificate of evidence of insurance from the insurer of such insurance on Form ACORD 27 shall be delivered to Landlord prior to the commencement of such proposed work, which form shall include a clause requiring the insurer to give Landlord at least thirty (30) days prior written notice of cancellation of any such policies.

         Neither Tenant nor anyone claiming by, through or under Tenant, shall have any right to file or place any mechanic's lien of any kind or nature whatsoever on the property and notice is hereby given that no contractor, sub-contractor or anyone else that may furnish any material, services or labor to the property at anytime shall be or become entitled to any lien thereon whatsoever. All Contracts of Tenant for the construction of any alteration, addition or improvement including, but not limited to, the contracts of subcontractors and materialmen, shall contain the agreement of the contractor, subcontractor or materialman agreeing to look solely to the Tenant and Tenant's interest in the property for payment and waiving any right to a lien on Landlord's interest in the Building or the Premises. Such contracts shall also contain a provision waiving any lien against Landlord's interest in the Building or the Premises for extras or change orders. Such contracts shall also require the contractor, subcontractor and materialman to provide in recordable form, a waiver and release of lien upon final payment at the completion of construction and a waiver and release of lien upon progress payment during the construction thereof. If, notwithstanding the requirements of this Paragraph, any mechanic's lien by any such contractor, subcontractor or materialman for Tenant is filed during or after the construction, Tenant shall immediately upon notice thereof pay such lien in full or transfer it to a bond acceptable to Landlord. Landlord shall be advised, in writing, at least ten (10) days prior to the date that work by or for Tenant is to commence or the date of anticipated commencement in order to allow Landlord to post notices of nonresponsibility on the Premises. Tenant agrees to allow such notices to remain posted in the Premises throughout the construction period and to notify Landlord if such notices are damaged or removed. The construction work shall be

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

scheduled in such a manner so as to create the minimum disturbance to other tenants. Any construction causing or resulting in unreasonable noise, dust or other disturbance of tenants shall be scheduled and performed between the hours of 7:00 p.m. and 7:00 a.m. No building or other materials, construction, tools and equipment shall be stored in the Common Areas. All trash and construction debris shall be promptly removed and deposited lawfully off the property, or, if a dumpster has been approved for the deposit of trash and construction debris, then said trash and construction debris shall be deposited into the approved dumpster. No dumpster shall be brought on the Property unless the size and location thereof has been approved by Landlord in writing.

16. DESTRUCTION OF PREMISES: If the Premises or the Building shall be destroyed by fire or other cause, or be so damaged thereby that they are untenantable and cannot be rendered tenantable within one hundred and fifty (150) days from the date of such damage, considering the extent of the damage, this Lease may be terminated by Landlord or Tenant by written notice given by the terminating party to the other within sixty (60) days after the event causing such untenantability in which event rent shall cease as of the date of such untenantability and both par-ties shall be relieved of all further liability hereunder accruing after the effective termination date. In the event that the Premises shall be destroyed or so damaged as to be untenantable as a result of fire or any other casualty required to be insured against by the Landlord pursuant to this Lease or otherwise insured against by the Landlord and should this Lease not be terminated as above provided, then rent shall abate for the period of such untenantability, and the term of this Lease shall be extended by the period of such untenantability. Landlord shall have the right, but not the obligation, to render such Premises tenantable by repairs. Landlord agrees that, within sixty (60) days after the aforesaid damage or destruction, it will endeavor to notify Tenant with respect to whether Landlord intends to restore the Premises, provided, however, that such notice shall not be binding upon Landlord. If the damage or destruction is not sufficient to permit a termination of the Lease as above provided, a proportionate reduction shall be made in the rent herein reserved corresponding to the time during which, and applicable to the portion of the Premises of which, Tenant shall be deprived of possession. The reasonable decision of a licensed Florida architect or engineer hired by Landlord and certified in writing to Landlord and Tenant shall be binding on the parties as to: i.) whether the Premises or Building are rendered untenantable, ii.) whether the Building or Premises can be rendered tenantable within one hundred fifty (150) days, iii.) the percentage of the Premises rendered untenantable and the resulting percentage by which rent and other charges hereunder should abate during the period of untenantability, iv.) the date upon which the Premises are restored to tenantability. Notwithstanding the foregoing, if the Lease is not otherwise terminated as aforesaid, and the Premises can be rendered tenantable, Landlord agrees to use reasonable efforts to substantially complete such restoration within one hundred twenty (120) days from the date of such damage.

17. ENTRY AND INSPECTION: Tenant will permit Landlord and its agents to enter the Premises at all reasonable times for the purpose of inspecting the same, or for the purpose of' protecting Landlord's reversions, or to make alterations, repairs, or additions to the Premises, or to any other portion of the Building, or for maintaining any service provided by Landlord to tenants in the Building, or to exhibit the Premises at any time to a prospective purchaser or mortgagee of the

                                      -13-
                                                     Initials: _________ _______
                                                               Landlord  Tenant

Building, or, within one hundred twenty (120) days prior to the expiration of this Lease, to bring prospective tenants upon the Premises for inspection, provided that Landlord shall not exercise this right in any manner which will unreasonably interfere with Tenant's use of the Premises for the purposes herein permitted. In furtherance of such rights, Landlord shall retain a key to the Premises and Tenant shall not install any new locks to the Premises without the prior written consent of Landlord and furnishing Landlord with a copy of such key. No entry into the Premises by the Landlord pursuant to a right granted by this Lease shall constitute a breach of any covenant for quiet enjoyment, or (except where expressed by the Landlord in writing) shall constitute a retaking of possession by Landlord or forfeiture of Tenant's rights hereunder.

18. INDEMNITY AND LIABILITY: Landlord shall not be liable to Tenant or to any person, firm, corporation, or other business association claiming by, through or under Tenant for any injury or damage that may result to any person or property by or from any cause whatsoever (without limiting the generality of the foregoing, whether caused by gas, fire, oil, electricity, bursting of pipes or defective construction or maintenance) in, on or about the Premises, or any part thereof, (save and except for Landlord's or its agents' gross negligence or intentional misconduct), and Tenant covenants not to bring or abet any such action. Tenant agrees to indemnify, defend and hold Landlord and its officers, directors, agents and employees harmless from and against any and all claims, liabilities, costs or expenses whatsoever (including reasonable Attorneys' Fees) for any injury or damage to any person or property whatsoever arising out of use or occupancy of the Premises, or being around the Premises, by Tenant, its agents, contractors or employees or invitees, whether or not caused by the negligence of Landlord or its agents, save and except for Landlord's gross negligence or intentional misconduct.

Landlord shall not be liable to Tenant or to any person, firm, corporation, or other business association claiming by, through or under Tenant (a) for failure to furnish or for delay in furnishing any services provided for in this Lease and no such failure or delay by Landlord shall be an actual or constructive eviction of Tenant nor shall any such failure or delay operate or relieve Tenant from the prompt and punctual performance of each and all of the covenants to be performed herein by Tenant, (b) nor from any defects in the Premises or Building; (c) nor from any defects in the cooling, electric, water, elevator or other applicable apparatus or systems or water discharge from sprinkler systems in the Building or water from the Premises or any part of the Building; nor (d) for theft, mysterious disappearance or loss of any property of Tenant.

19. INSURANCE: The Tenant shall, throughout the term of this Lease (and any other period when Tenant is in possession of the Premises), maintain at its sole cost the following insurance (A) "All risks" property insurance including, but not limited to, fire and lightening, extended coverage, vandalism and malicious mischief naming the Tenant and the Landlord as insured parties, containing a waiver of subrogation rights which the Tenant's insurers may have against the Landlord and against those for whom the Landlord is in law responsible including, without limitation, its directors, officers, agents and employees. Such insurance shall insure (i) property owned by the Tenant or for which the Tenant is legally liable located on or in the Building, including, leasehold improvements, in an amount not less than the full replacement cost thereof ;

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                                                               Landlord  Tenant
and (ii) six months direct or indirect extra expense including prevention of access to the Premises or to the Building. Such policies, except with respect to Tenant's chattels and extra expenses insurance, shall provide that loss thereon shall be adjusted and payable to the Landlord, with the proceeds to be held in trust to be used for repair and replacement of the property so insured; (B) Commercial general liability insurance with limits of not less than $1,000,000.00 per occurrence, cross liability, shall name the Landlord and any mortgagee of the Building ("Mortgagee") as additional insureds; (C) Workers' compensation and employer's liability insurance in compliance with all applicable legal requirements; (D) Before undertaking any alterations, additions, improvements, or construction, Tenant shall obtain public liability insurance and name Landlord as an additional insured insuring Tenant and Landlord (and Landlord's designees) against any liability which may arise on account of such proposed alterations, additions, improvements or construction on an occurrence basis with a minimum single limit of $1,000,000 and Workers' Compensation insurance in the statutory limits including a minimum of $1,000,000 employer's liability covering all persons employed by Tenant, directly or indirectly, in connection with any construction or repair work performed by or for Tenant; and (E) Any other form of insurance which the Landlord or the Mortgagee, acting reasonably, requires in form, in amounts and for risks against which a prudent tenant would insure.

         All policies referred to above shall: (i) be taken out with insurers licensed to do business in Florida rated by Best's Insurance Reports at least A Minus X, and reasonably acceptable to the Landlord; (ii) be in a form reasonably satisfactory to the Landlord; (iii) be non-contributing with, and shall apply only as primary and not as excess to any other insurance available to the Landlord or the Mortgagee; and (iv) contain an undertaking by the insurers to notify the Landlord by registered or certified mail not less than 30 days prior to any material change, cancellation or termination of the policy. Certificates of evidence of insurance on the Landlord's standard form on Form ACORD 27, together with satisfactory evidence of payment of the premiums thereon, or, if required by the Mortgagee, copies of such insurance policies certified by an authorized officer of Tenant's insurer as being complete and current, shall be delivered to the Landlord shall be deposited with Landlord prior to the day Tenant occupies the Premises, and thereafter, upon renewal of each policy of insurance not less than thirty (30) days prior to the expiration of the term of such coverage. If a) the Tenant fails to take out or to keep in force any insurance referred to in this Paragraph 19, or should any such insurance not be approved by either the Landlord or the Mortgagee, and b) the Tenant does not commence and continue to diligently cure such default within 48 hours after the receipt by Tenant of the written notice by the Landlord to the Tenant specifying the nature of such default, then the Landlord has the right, without assuming any obligation in connection therewith, to effect such insurance at the sole cost of the Tenant and all outlays by the Landlord shall be paid by the Tenant to the Landlord as Additional Rent together with interest thereon from the date on which Landlord paid such cost to the date on which Tenant reimburses Landlord, at the maximum rate permitted by law without prejudice to any other rights or remedies of the Landlord under this Lease.

         The Tenant shall not keep or use in the Premises any article which may be prohibited by any fire or casualty insurance policy in force from time to time covering the Premises or the

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                                                               Landlord  Tenant

Building. The Tenant will comply promptly with the requirements of any insurer pertaining to the Premises or the Building. If: (i) the manner of Tenant's use of the Premises; or (ii) any acts or omissions of the Tenant in the Building or any part thereof, cause or result in any increase in premiums for the insurance carried from time to time by the Landlord with respect to the Building, if Landlord allows such act or omission to continue, the Tenant shall pay any such increase in premium. In determining whether increased premiums are caused by or result from the manner of Tenant's use or occupancy of the Premises, a schedule issued by the organization computing the insurance rate on the Building showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up such rate

20. SERVICE: Landlord shall furnish the following services as part of the Operating Expenses to Tenant:

         (A) Cleaning services, deemed by Landlord to be normal and usual in a comparable building, on Monday through Friday, except that shampooing of carpet as required by Tenant shall be at Tenant's expense.

         (B) Automatically operated elevator service, public stairs, electrical current for lighting, incidentals, and normal office use, and water at those points of supply provided for general use of its tenants at all times and on all days throughout the year.

         (C) Air conditioning on Monday through Friday from 8:00 AM through 10:00 PM; Saturdays from 8:00 AM through 3:00 PM; Sundays and holidays (other than Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, Christmas Day and New Year's Day, on which holidays no air conditioning shall be required) from 8:00 AM through 12:00 PM; provided that Landlord may in its sole discretion provide air conditioning during other hours of service. Landlord shall also furnish air conditioning at such other times as are not provided for herein, provided Tenant gives written request to Landlord before 2:00 p.m. on the business day preceding the extra usage and if Tenant requires air conditioning during such hours, Tenant shall be billed for such service at the rate established by Landlord in its sole discretion and said rate may be changed with thirty (30) days prior written notice.

No electric current shall be used except that furnished or approved by Landlord, nor shall electric cable or wiring be brought into the Leased Premises, except upon the prior written consent and approval of Landlord, which consent shall not be unreasonably withheld. Tenant shall use only office machines and equipment that operate on the Building's standard electric circuits, but which in no event shall overload the Building's standard electric circuits from which Tenant obtains electric current. Any consumption of electric current in excess of that considered by Landlord to be used, normal and customary for all tenants, or which require special circuits or equipment (the installation of which shall be at Tenant's expense after prior approval in writing by Landlord), shall be paid for by Tenant as additional rent paid to Landlord in an amount to be determined by Landlord based upon Landlord's estimated cost of such excess electric current consumption or

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                                                               Landlord  Tenant
based upon the actual cost thereof if such excess electric current consumption is separately metered, such separate submeter to be installed at Tenant's expense.

Such services shall be provided as long as Tenant is not in default under any of the terms, provisions, covenants, and conditions of this Lease, subject to interruption caused by repairs, renewals, improvements, changes to services, alterations, strikes, lock outs, labor controversies, inability to obtain fuel or power, accidents, breakdowns, catastrophes, national or local emergencies, acts of God and conditions and causes beyond the control of Landlord, and upon such happening, no claim for damages or abatement of rent for failure to furnish any such services shall be made by Tenant or allowed by Landlord.

21. NOTICES: All notices, consents or other instruments required or permitted to be given under this Lease by either party to the other shall be given in writing and shall be given by personal delivery or by registered or certified mail, return receipt requested, or by overnight delivery service, postage prepaid, sent to Landlord at the Address of Landlord (as defined in Section D on the FACE
PAGE) and to Tenant at the Premises unless otherwise stated in this Lease. Any notice to be given to Tenant prior to the commencement or subsequent to Tenant's occupancy under this Lease, if given by registered or certified mail or overnight delivery service, as above provided, shall be sent to Tenant at the address of Tenant (as defined in Section F on the FACE PAGE). Notice given by personal delivery shall be effective as of the date of delivery; notice mailed shall be effective as of the third day (not a Saturday, Sunday or U.S. Postal Service legal holiday) next following the date of mailing; notice by overnight delivery service shall be effective on the next business day following the date of sending. Either party, from time to time, by notice pursuant to this paragraph, may specify another address to which subsequent notice shall be sent.

22. DEFAULT: Tenant covenants and agrees that any of the following events shall be a default under this Lease: (i) if any false or materially misleading financial report or statement is furnished or made by or on behalf of Tenant or any guarantor of any of Tenant's obligations hereunder; (ii) if Tenant or any guarantor of any of Tenant's obligations hereunder shall fail to pay when due and payable hereunder any installment of Rent or Additional Rent, and said installment remains unpaid beyond the applicable grace or notice period; (iii) if Tenant or any guarantor of any of Tenant's obligations hereunder shall fail to perform or observe any covenant, condition or agreement to be performed or observed by such party hereunder or under any guaranty agreement; (iv) if Tenant or any guarantor of Tenant's obligations hereunder shall be in breach of or in default in the payment and performance of any obligation owing to Landlord, whether or not related to this Lease and howsoever arising, whether by operation or law or otherwise, present or future, contracted for or acquired, and whether joint, several, absolute, contingent, secured, unsecured, matured or unmatured; or (v) if Tenant or any guarantor of any of Tenant's obligations hereunder shall cease doing business as a going concern, make an assignment for the benefit of creditors, generally not pay its debts as they become due, admit in writing its inability to pay its debts as they become due, become insolvent (i.e. greater liabilities than assets), or take any action looking to its dissolution or liquidation; or (vi) if Tenant or any guarantor of Tenant's obligations should file for relief, or have filed against them, an action under any provision of any state or federal

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                                                               Landlord  Tenant
bankruptcy or insolvency law; or (vii) if Tenant shall abandon, vacate or remove from the Premises the major portion of its goods, wares, equipment or furnishings usually kept on said Premises, or shall cease doing business on said Premises; or (viii) if Tenant's leasehold interest under this Lease shall be sold under any execution or process of law.

         In the event of any such default, Landlord may, at its option, elect any of the following remedies:

         (a) Re-take and recover possession of the Premises, terminate this Lease, and retain Tenant's security deposit

         (b) Re-take and recover possession of the Premises, without terminating this Lease in which event Landlord may re-rent the Premises as agent for and for the account of Tenant and recover from Tenant the Tenant's security deposit, and the difference between the rental herein specified and the rent provided in such re-rental, less all of Landlord's costs of rerenting.

         (c) Permit the premises to remain vacant in which event Tenant shall continue to be responsible for all rental and other payments thereunder.

         (d) Re-take and recover possession of the Premises, and accelerate and collect all rent due hereunder for the balance of the ten-n of this Lease.

         (e) Take any other action as may be permitted under applicable law.

         All of the Landlord's remedies contained in this Lease shall be cumulative and election by Landlord to take any one remedy shall not preclude Landlord from taking any other remedy not by its nature absolutely incompatible with any previously or contemporaneously elected remedy. No choice of any remedy hereunder shall impair or affect Landlord's right to maintain summary proceedings for the recovery of possession of the Premises in all cases provided for by law. If the Term of this Lease shall be terminated under any of the remedies provided hereunder, Landlord may immediately, or at any time thereafter, re-enter or repossess the Premises and remove all persons and property therefrom without being liable for trespass or damages. Landlord shall have no liability for whatever property of Tenant or any other party is left on the Premises and removed therefrom by Landlord as provided herein.

23. ATTORNEYS' FEES AND COSTS: a) Tenant shall pay to the Landlord all costs and expenses, including reasonable Attorney's Fees, incurred by Landlord in any action or proceeding to which Landlord may be a party by reason of any act or omission of the Tenant which sums shall be deemed Additional Rent; b) If Landlord incurs any costs or expenses including reasonable Attorneys' fees, whether suit be brought or not, in enforcing any of the covenants and provisions of this Lease, such costs and expenses, and attorneys' fees at all pre-trial, trial, post-trial and appellate levels shall be deemed Additional Rent; c) all such sums paid or incurred by Landlord, with interest at the highest rate permitted by law, shall be paid by Tenant to Landlord as Additional Rent, upon demand, within ten (10) days of the rendition by Landlord to Tenant of any bill or statement therefore.

                                      -18-
                                                     Initials: _________ _______
                                                               Landlord  Tenant

24. NON-WAIVER OF BREACH. Landlord's failure to take or delay in taking advantage of any default or breach of covenant on the part of the Tenant shall not be construed as a waiver thereof, nor shall any custom or practice which may grow between the parties in the course of administering this Lease be construed to waive or to lessen the right of Landlord to insist upon the strict performance by tenant of any term, covenant or condition hereof, or to exercise any rights of Landlord on account of any such default. In no case will Landlord be deemed to have waived any of Landlord's rights under this Lease, law or in equity, unless Landlord delivers to Tenant a written waiver executed by an officer of Landlord which expressly identifies the right being waived. A waiver of a particular breach or default shall not be deemed to be a waiver of the same or any other subsequent breach or default. The acceptance of rent hereunder shall not be, or be construed to be, a waiver of any breach of any term, covenant or condition of this Lease. The presentation of any rent or other charge hereunder in the form of a check marked by Tenant to constitute a waiver of any default shall not constitute such waiver even though endorsed and cashed by Landlord unless Landlord expressly agrees to waive such default by separate written instrument. No surrender of the Premises for the remainder of the term hereof shall operate to release Tenant from liability hereunder.

25. SUBORDINATION BY TENANT. This Lease, and Tenant's rights hereunder, are hereby made expressly subject and subordinate to any and all mortgages, ground or underlying leases affecting the Premises which are currently in existence or which may hereafter be created by Landlord, or its successors or assigns, including any and all extensions and renewals, substitutions, and amendments thereof, and to any and all advances made or to be made under same; provided, however, that Landlord, Tenant and any such mortgagees and/or ground lessors executes a Subordination, Attornment and Non-Disturbance Agreement substantially in the form attached as Exhibit D hereto and made a part hereof (the "SNDA"). Tenant agrees to execute any instrument or instruments which the Landlord may deem reasonably necessary or desirable to further evidence the foregoing subordination, provided that all parties execute a Subordination, Attornment and Non-Disturbance Agreement. Tenant hereby irrevocably appoints Landlord as attorney-in-fact for Tenant with full power and authority to execute and deliver in the name of Tenant any such instrument which appointment shall be deemed coupled with an interest and irrevocable. Tenant further agrees to make such reasonable modifications to this Lease (not increasing Tenant's obligations hereunder) as may be requested by the holder of any such mortgage, ground or underlying lease. Landlord represents that there is currently no ground lease encumbering the Building and that the existing mortgage(s) is/are in good standing and free from material default.

26. TIME: Time is of the essence of this Lease. Any time period herein specified of five (5) days or less shall mean business days; any period in excess of five
(5) days shall mean calendar days.

27. TRANSFERABILITY BY LANDLORD: Landlord shall have the right to transfer and assign, in whole or in part, all and every feature of its rights and obligations hereunder as part of a conveyance of

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                                                               Landlord  Tenant
the Building and underlying property and upon such assignment of this Lease or conveyance of the Building, the Landlord named herein shall be released from all subsequent obligations or liabilities hereunder, and Landlord's successor in interest shall become the new Landlord hereunder and responsible to Tenant for all obligations of Landlord.

28. AMENDMENT OF LEASE: This lease may not be altered, changed, or amended, except by an instrument in writing, signed by the party against whom enforcement is sought. This Lease and any exhibits contain the entire agreement reached in all previous negotiations between the parties hereto and there are no other representations, agreements or understandings except as specifically set forth herein. Tenant agrees that Tenant has not relied upon any statement, representation, Prior written or contemporaneous oral promises, agreements or warranties except such as are expressly set forth in writing in this Lease. Any formally executed addendum to or modification of this Lease shall be expressly deemed incorporated into this Lease by reference herein unless a contrary intention is clearly stated therein.

29. CONDEMNATION: In the event all or any material part of the Building or parking facilities shall be taken or condemned for any public or quasi-public use or purpose, the Landlord may, at its option, terminate this Lease from the time title to or right to possession of the Building shall vest in or be taken for such public or quasi-public use or purpose. Tenant shall not be entitled to receive any portion of any award made or paid to Landlord representing the property or interest of Landlord taken or damaged and Tenant hereby expressly waives and relinquishes any right or claim to any portion of any such award regardless of whether any such award includes any value attributable to Tenant's leasehold estate. However, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such special and separate damages as may be recoverable by Tenant independent of and without diminution of Landlord's recovery. Except as set forth above, any non-material partial taking shall be treated in the same manner as a casualty loss for which neither party elects to terminate this Lease, as provided in Paragraph 16 hereof. Tenant agrees to surrender the Premises at the termination of the tenancy herein created in the same condition as received by Tenant, reasonable use and wear thereof excepted. No act or omission by Landlord or Landlord's agents during the term of the Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and executed by a duly authorized officer of Landlord. No receipt of money by Landlord from Tenant after termination of the Lease or the service of any notice of commencement of suit or final judgment for possession shall reinstate, continue or extend the term of this Lease or affect any such notice, demand, suit or judgment.

30. INTENTIONALLY OMITTED.

31. HOLDING OVER: In the case of holding over by Tenant after expiration or termination of this Lease, Tenant shall pay for each month of such holdover period double the amount of the Rent and Additional Rent and all other charges Tenant was required to pay for the last month during the term of this Lease. Tenant shall pay to Landlord as Additional Rent all damages that Landlord may suffer on account of Tenant's failure to timely surrender to Landlord possession of the Premises, and Tenant shall indemnify and hold Landlord harmless from and against all claims

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                                                               Landlord  Tenant
made (and all expenses incurred in connection therewith including, but not limited to, Attorneys' Fees as provided for in paragraph 23 hereof) by any succeeding tenant of said Premises against Landlord on account of delay of Landlord in delivering possession of said Premises to said succeeding tenant to the extent that such delay is caused by Tenant's failure to so surrender the Premises in accordance with the terms of this Lease. No holding over by Tenant after the term of this Lease shall operate to extend the Lease, except that any holding over with the consent of Landlord in writing shall thereafter constitute this Lease as a month to month tenancy.

32. ADDITIONAL RENT: All charges due from Tenant to Landlord hereunder, except sales tax, shall be deemed Additional Rent and shall be paid (including sales tax) without setoff or defense of any kind.

33. QUIET ENJOYMENT: Tenant shall and may peaceably have, hold and enjoy the Premises subject to the terms, provisions, covenants and conditions of this Lease and provided Tenant pays all of the rents and additional rents herein provided and performs all the terms, provisions, conditions and covenants and agreements herein contained on Tenant's part to be observed and performed.

34. PROHIBITION OF AND INDEMNITY FOR HAZARDOUS MATERIALS: Tenant hereby agrees that Tenant will comply with the laws, rules and regulations of the Environmental Protection Agency and its corresponding agencies of the State of Florida, County of Miami-Dade and City of Miami Beach, and more specifically the regulations as set forth in 40 CFR Part 261 or as may from time to time be amended and will not generate, handle, store, use or cause to be used in any manner whatsoever any hazardous materials as defined therein without the written consent of any such agency and both the South Florida Water Management District and Landlord. Tenant hereby agrees to indemnify, defend and hold the Landlord, any mortgagee of Landlord, and Landlord's and mortgagee's successors and assigns harmless from and against any cost, claim, damage, expense, or liability of any kind whatsoever, including but not limited to Attorneys' Fees, arising out of any act or omission of Tenant, its agents or any other person on the Premises under color of authority of Tenant, giving rise to any hazardous materials, waste, chemical pollution, or similar environmental hazard. The foregoing indemnity shall survive the termination or expiration of this Lease, anything else herein to the contrary notwithstanding.

35. ATTORNMENT. In the event of any foreclosure of any mortgage encumbering the Building, or deed-in- lieu thereof, Landlord shall be released from all liability hereunder and Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

36. ESTOPPEL CERTIFICATE: Within five (5) days after request therefor by Landlord, Tenant shall deliver to Landlord, in a form satisfactory to Landlord, a certificate certifying (i) the good standing in full force and effect and absence of default under this Lease; (ii) the absence of set-offs to charges hereunder; (iii) the validity and completeness of a copy of this Lease and all amendments to be attached to the certificate; (iv) the amount of pre-paid rent;
(v) the amount of

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                                                               Landlord  Tenant
security deposit; (vi) the commencement and expiration dates hereof; (vii) the dates and amounts of the last made and next due rental installments; and (viii) such other matters as Landlord shall reasonably request.

37. SIGNAGE IDENTIFICATION: Tenant shall be permitted to display reasonable signage within its lobbies and on its entry doors. Tenant shall be provided, at Landlord's expense, reasonable space on the office building directory to directory to display its name and the name of each officer in the Tenant's office. Tenant will be permitted at its sole cost and expense, to have exclusive exterior signage at or near the top of the Building, in a size, style and location to be mutually agreed upon, subject to local codes, Landlord's reasonable approval and the approval of all applicable governmental authorities.

38. PARKING: Tenant shall have no assigned parking, other than such parking as set forth on the FACE PAGE hereof, if any, and shall, together with its agents and employees, make use of not more than its Parking Allocation. Tenant agrees to hold Landlord harmless for damage to or loss of any vehicles or personal property left in or about any vehicles, that may occur while the vehicles are parked in the parking areas of the Building.

39. INTENTIONALLY OMITTED.

40. BROKERAGE: Tenant represents and warrants that there are no brokers involved in this Lease transaction except for the Broker (as defined in Section P on the FACE PAGE) (if left blank, "none" shall be deemed inserted) to whom commission shall be paid by Landlord -by separate agreement (if name inserted). Tenant agrees to indemnify, defend and hold Landlord harmless from and against all costs, claims, liabilities, expenses or damages of any kind whatsoever (including, but not limited to, Attorneys' Fees) arising from any such brokerage claim made by any one other than the above named broker (if name inserted).

41. RECORDING: Neither the Tenant nor anyone claiming under the Tenant shall record this Lease or any memorandum hereof in any public records without the prior written consent of the Landlord. In the event this Lease shall be recorded by or at the direction of Tenant, such recording shall be deemed a default hereunder.

42. CONFIDENTIALITY: Landlord and Tenant hereby agree that the terms and conditions of this Lease are of a confidential nature. Tenant covenants that, except in connection with a Private Placement or Initial Public Offering of its stock in accordance with the applicable rules and regulations of the Securities and Exchange Commission, it will not reveal either the terms, provisions or conditions under which it occupies the Premises without the express written consent of Landlord. This clause shall be binding on the Tenant and Tenant shall use its best efforts to assure compliance herewith by Tenant's employees and agents.

43. NEGATION OF PERSONAL LIABILITY. Notwithstanding anything to the contrary herein contained, Tenant agrees that Landlord (and, in case Landlord is a joint venture, partnership, tenancy in

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                                                               Landlord  Tenant
common, association or other form of joint ownership, the members and employees of any such joint venture, partnership, tenancy-in-common, association or other form of joint ownership) shall have absolutely no personal liability with respect to any of the provisions of this Lease, or any obligation or liability arising therefrom or in connection therewith. Tenant, and any party claiming through or under Tenant, shall look solely to Landlord's equity in the Building for the satisfaction of any remedies of Tenant against Landlord including, without limitation, the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms and provisions of this Lease to be observed and/or performed by Landlord, subject, however, to the prior rights of any holder of any mortgage covering all or part of the Premises or Building and no other assets of Landlord or any principal or partner of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim and in the event Tenant obtains a judgment against Landlord, the judgment docket shall be so noted. This Lease contains all agreements and understandings between Landlord and Tenant on the use and occupancy of the Premises and the relationship of Landlord and Tenant as landlord and tenant. Any agreement of any nature, oral or written, between Landlord and Tenant, including, but not limited to, any one based on custom, usage, acceptance or waiver, purportedly entered into prior to or subsequent to the execution of this Lease is null and void and of no affect whatsoever, unless such purported agreement is specifically set forth in writing in this Lease or in a written instrument executed by both Landlord and Tenant. This exculpation of liability shall be absolute and without exception whatsoever. This paragraph shall inure to the benefit to Landlord's successors and assigns and their respective principals. Throughout the Term, Landlord shall, at its sole cost and expense, keep the improvements which constitute the Building (including the portion of the Building constituting the Demised Premises but specifically excluding Tenant improvements and any and all furniture, fixtures, equipment, merchandise, inventory, supplies, and other personal property in the Demised Premises owned by Tenant) insured against loss or damage by fire or other insurable perils in no less than the amount Landlord would normally maintain in connection with buildings of like size, age and value ("Landlord's Insurance"). During the Term hereof, Tenant shall pay to Landlord as Additional Rent hereunder an amount equal to Tenant's Proportionate Share of any increase in premiums for Landlord's Insurance over the amount of such premiums for the Base Year, as set forth in Paragraph 7 of this Lease.

44. DELAY: Except as expressly provided in this Lease, whenever the Landlord or Tenant is delayed in fulfillment of any obligation under this Lease, other than the payment of Rent, by an unavoidable occurrence which is not the fault of the party delayed in performing such obligation, then the time for fulfillment of such obligation shall be extended during the period in which such circumstances operate to delay the fulfillment of such obligation. Lack of money shall not be deemed an excuse for delay.

45. SUCCESSORS: The rights and liabilities created by this Lease extend to and bind the successors and assigns of the Landlord and the heirs, executors, administrators and permitted successors and assigns of the Tenant, although this shall not be construed as conferring upon the

                                      -23-
                                                     Initials: _________ _______
                                                               Landlord  Tenant

Tenant the right to assign this Lease or sublet the Premises or confer rights of occupancy upon anyone other than Tenant.

46. JOINT AND SEVERAL LIABILITY: If there is at any time more than one Tenant or more than one person constituting the Tenant, their covenants shall be considered to be joint and several and shall apply to each and every one of them.

47. CAPTIONS AND PARAGRAPH NUMBERS: The captions, paragraph numbers, article numbers and table of contents appearing in his Lease are inserted only as a matter of convenience and in no way affect the substance of this Lease.

48. EXTENDED MEANING:. The words "hereof", "hereto" and "hereunder" and similar expressions used in this lease relate to the whole of this Lease and not only to the provisions in which such expressions appear. This Lease shall be read with all changes in number and gender as may be appropriate or required by the context. This Lease has been fully reviewed and negotiated by each party and its respective counsel and shall not be more strictly construed against either party.

49. PARTIAL INVALIDITY: All of the provisions of this Lease are to be construed as covenants even though not expressed as such. If any such provision is held or rendered illegal or unenforceable it shall be considered separate and severable from this Lease and the remaining provisions of this Lease shall remain in force and bind the parties as though the illegal or unenforceable provision had never been included in this Lease.

50. GOVERNING LAW: This Lease is made and entered into and shall be construed in accordance with and governed by the laws of the State of Florida. Any litigation arising under or with respect to this Lease shall be maintained in the Courts of Miami-Dade County, Florida. Neither party shall interpose any defense that such venue and jurisdiction is inconvenient

51. NO PARTNERSHIP: Nothing in this Lease creates any relationship between the parties other than that of lessor and lessee and nothing in this Lease constitutes the Landlord a partner of the Tenant or a joint venturer or member of a common enterprise with the Tenant.

52. RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

53. AUTHORITY: Tenant is a duly authorized and existing entity as identified in Section G on the FACE PAGE under Tenant's Legal Structure and Tenant is qualified to do business in the State of Florida. Tenant has full right and authority to enter into this Lease, and each of the persons signing on Tenant's behalf are authorized to do so. In addition, Tenant warrants that it is not

                                      -24-
                                                     Initials: _________ _______
                                                               Landlord  Tenant
necessary for any other person, firm, corporation or entity to join in the execution of this Lease to make the Tenant's execution complete, appropriate and binding.

54. LEASE VALIDITY: Notwithstanding anything to the contrary contained herein or in this Lease, the submission of this Lease for examination and/or execution by Tenant does not constitute a reservation of or option for the Premises for the benefit of Tenant and the Lease and/or any Addendum shall have no force or validity unless and until duly executed by Landlord and delivered by Landlord to Tenant.

55. TRIAL BY JURY: TENANT AND LANDLORD HEREBY NFUTUALLY WAIVE ANY AND ALL RIGHT TO A JURY TRIAL OF ANY ISSUE OR CONTROVERSY ARISING UNDER THIS LEASE. Tenant further agrees that it shall not interpose any counterclaims in a summary proceeding or in any action based upon non-payment of rent or any other requirement of Tenant hereunder.

56. INTENTIONALLY OMITTED.

57. LANDLORD CONTROLLED AREAS: All automobile parking areas, driveways, entrances and exits thereto, Common Areas, and other facilities furnished by Landlord, including all parking areas, truck ways, loading areas, pedestrian walkways and ramps, landscaped areas, stairways, corridors, and other areas and improvements provided by Landlord for the general use, in common, of tenants, their officers, agents, employees, servants, invitees, licensees, visitors, patrons and customers shall be at all times subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas and improvements, to police same; from time to time change the area, level and location and arrangement of parking areas and other facilities hereinabove referred to; to restrict parking by and enforce parking charges (by operation of meters or otherwise) to tenants, their officers, agents, invitees, employees, servants, licensees, visitors, patrons and customers, to close all or any portion of said areas or facilities to such extent as may in the opinion of Landlord's counsel be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein, to close temporarily all or any portion of the public areas, Common Areas or facilities, to discourage non-tenant parking, to charge a fee for visitor and/or customer parking and to do and perform such other acts in and to said areas and improvements as, in the sole judgment of Landlord, Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by Tenants, their officers, agents, employees, servants, invitees, visitors, patrons, licensees and customers. Landlord shall operate and maintain the Common Areas and other facilities referred to in such reasonable manner as Landlord shall determine from time to time. Without limiting the scope of such discretion, Landlord shall have the full right and authority to designate a manager of the parking facilities and/or Common Areas and other facilities who shall have full authority to make and enforce reasonable rules and regulations regarding the use of the same or to employ all personnel and to make and enforce all rules and regulations pertaining to and necessary for the proper operation and maintenance of the parking area and/or Common Areas and other facilities. Reference in this

                                      -25-
                                                     Initials: _________ _______
                                                               Landlord  Tenant
paragraph to parking area and/or facilities shall in no way be construed as giving Tenant hereunder any rights and/or privileges in connection with such parking areas and/or facilities unless such rights and/or privileges are expressly set forth in Paragraph 38 hereof.

58. OCCUPANCY TAX AND OCCUPATIONAL LICENSES: Tenant shall be responsible for and shall pay before delinquency all municipal, county or state taxes and fees, including, but not limited to, the occupational licenses or fees issued by the governmental authorities having jurisdiction over the Building, assessed during the Term of this Lease against any occupancy interest or personal property of any kind, owned by or placed in, upon or about the Leased Premises by Tenant.

         Prior to Tenant taking occupancy of the Premises, Tenant shall provide Landlord with a copy of the Occupational License issued by the appropriate governmental authorities having jurisdiction over the Building. Tenant shall also be required to provide Landlord a copy of the annual renewal of the Occupational License for all subsequent years of Tenant's occupancy. Tenant's failure to provide Landlord with a copy of the Occupational License prior to Tenant's stated date of occupancy, pursuant to this Lease, which failure shall constitute a material default under the terms of this Lease, shall not relieve Tenant of its obligation to pay rent as provided in this Lease. Tenant's failure to provide Landlord with a copy of the annual renewal of the Occupational License when requested by Landlord, will constitute a material default under the terms of this Lease.

         Prior to Tenant taking occupancy of the Premises, Tenant shall provide Landlord with a copy of a Good Standing Certificate from the State of Florida for Tenant's entity as set forth on the FACE PAGE, except only if Tenant is an individual proprietorship. Tenant shall also be required to maintain such entity in good standing in the State of Florida (and where applicable, in its actual state of organization) at all times during the Term of this Lease. Tenant's failure to provide Landlord with a copy of the Good Standing Certificate prior to Tenant's stated date of occupancy, pursuant to this Lease, which failure shall constitute a material default under the terms of this Lease, shall not relieve Tenant of its obligation to pay rent as provided in this Lease. Upon request from Landlord, Tenant shall provide Landlord with a copy of a Good Standing Certificate from the State of Florida at least once per year after the commencement of this Lease. Tenant's failure to provide Landlord with such further copy of a Good Standing Certificate when requested by Landlord, shall constitute a material default under the terms of this Lease.

59. CROSS DEFAULT: If the term of any lease, other than this Lease, made by Tenant for any other space in the Building shall be terminated or terminable after the making of this Lease because of any default by Tenant under such other lease, such default shall, ipso facto constitute a default hereunder and empower Landlord at Landlord's sole option, to terminate this Lease as herein provided in the event of default.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease in counterparts as of the day and year first above written, each of which counterpart shall be considered an executed

                                      -26-
                                                     Initials: _________ _______
                                                               Landlord  Tenant
original. In making proof of this Lease it shall not be necessary to produce or account for more than one counterpart

Witness:                                 LANDLORD:  1688 Partners Ltd.

  /s/                                    By:  1688 IEA, Inc. as General Partner:
-------------------------------------
(As to Landlord)

  /s/                                      /s/
-------------------------------------    -------------------------------------
(As to Landlord)                         David Garfinkle as Vice President


Witness:                                 TENANT:  Yupi Internet, Inc., a Florida
                                                  corporation

  /s/                                     By:  /s/
-------------------------------------       ------------------------------------
(As to Tenant)                                Authorized Signatory

  /s/                                      Luis E. San Miguel
-------------------------------------    -------------------------------------
(As to Tenant)                           Print Name and Office

                                      -27-
                                                     Initials: _________ _______
                                                               Landlord  Tenant

                                    EXHIBIT B

                                TENANT STANDARDS

PARTITIONS:

o All partitions shall be constructed of 1/2" Gypsum Wall Board with paint finish.

o All demising partitions shall be constructed of 5/8" type "X" fire rated Gypsum Board with paint finish.

o      All walls shall receive two coats of standard flat, off-white paint.

DOORS:

o      Entrance doors shall be solid core doors.

o Interior tenant doors shall be hollow core paint grade doors - 3'0" x 7'0" with painted solid wood frames.

HARDWARE:

o Chrome finish commercial grade master keyed lock set at entrance doors and passage set at all interior doors.

CEILINGS:

o Armstrong Cortega 2' x 4' white flat lay-In drop acoustical ceiling with white grid throughout the tenant space.

FLOORING:

o 26 ounce Level Loop glued down onto the slab. Color to be selected by tenant from Landlord's standard building selection.

ELECTRICAL:

o 2' x 4' Building Standard fluorescent fixture with prismatic lens. Approximately one fixture per every 75 usf within the tenant space.

o      One Building Standard toggle light switch for every office.

o      One duplex receptacle - 20 amp/120 volt per every 120 usf.

o      Exit / Emergency lighting as required by code.

                                      -28-
                                                     Initials: _________ _______
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

                                    EXIHBIT C

                              RULES AND REGULATIONS

1. MOVING PERSONAL PROPERTY OF TENANTS. No furniture, freight or equipment of any kind or nature shall be brought into or removed from the Building or any demised premises without the prior written consent of Landlord. All moving of the same by tenants into, within or out of the Building, shall be done at such times and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building. As security for any damage done to the Building or the Premises, by tenant or tenant's movers, contractors, vendors, lessors or employees, in connection with any move into, within or out of the Building, tenant shall deposit with Landlord a moving security deposit in the amount of $500.00, which shall be deposited with Landlord (i) at the time of execution of the lease for a new lease, (it) at least five (5) days prior to moving out of the Building any furniture, freight or equipment of tenant at the termination of the Lease Term, or (iii) at least five (5) days prior to any move within the Building or moving in or out of the Building during the term of the lease any furniture, freight or equipment (by tenant or any lessor to tenant). Any claims against such deposit shall be made by Landlord within ten (10) days after the particular move into, within or out of the Building as to which such deposit applies. The terms and conditions of Section 9 of the lease regarding the Security Deposit shall apply to this deposit, provided, however, if no claim has been made by Landlord to tenant within the aforesaid ten (10) day period of time, or if a claim has been made by Landlord for less than all of the deposit, the balance of the deposit shall be delivered to tenant by Landlord within fifteen (15) days after the respective move has taken place. If such moving security deposit is not given to Landlord by such tenant within the appropriate time period, Landlord may at its sole, but reasonable discretion, prevent any move by tenant of any furniture, freight or equipment into, within or out of the Building. All damage done to the Building by such moving or by maintaining any such safe or heavy property shall be repaired at the expense of the tenant. In the event a tenant engages the services of a moving company, such tenant shall provide Landlord with a certificate on Form ACORD 27 from such tenant's and such mover's respective insurance carrier (which carrier(s) shall be reasonably satisfactory to Landlord) naming Landlord as an additional insured and stating that such insurance coverage shall not be terminated without at least fifteen (15) days prior written notice having been given to Landlord at Landlord's address for notice in the lease. The exercise of any of Landlord's rights under the moving security deposit shall not diminish or be in lieu of Landlord's other rights against tenant or others under this lease or at law or at equity.

2. SHIPPING AND RECEIVING. No tenant shall receive or ship articles of any kind except through facilities and designated doors and at hours designated by the Landlord. Hand trucks, carryalls or similar appliances shall only be used in the Building with the consent of

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

       the Landlord and shall be equipped with rubber tires, slide guards and such other safeguards as the Landlord requires.

3. PREVENTION OF DAMAGE TO BUILDING AND PREMISES. It shall be the duty of every tenant to assist and cooperate with the Landlord in preventing damage to the Building and any demised premises. If any tenant desires telegraphic or telephonic connections, the Landlord may direct the electricians as to where and how the wires are to be introduced. No electric wires will be permitted which have not been authorized in writing by the Landlord. No outside radio, television, or other antenna shall be allowed on any part of the Building without prior authorization in writing by the Landlord.

4. NUISANCE. All tenants will conduct their business, including supervision of their agents, employees, invitees and visitors, so as not to create any nuisance, annoyance, disturbance, excessive noise, odor or eyesore within the Building, or on the surrounding property.

5. EXCLUSION OF PERSONS FROM BUILDING. Landlord reserves the right to exclude or expel from the Building any person who, in the reasonable judgment of Landlord, is under the influence of liquor or drugs, or who shall in any manner do any act in violation of the rules and regulations of the Building. Landlord may bar access to the Building to any tenant, or any officer, employee, business invitee, contractor, agent or visitor of any tenant, which person (i) habitually or frequently breaches the terms and conditions of the Lease or these Rules and Regulations, or (ii) damages or destroys any personal property in or of the Building or, (iii) is violent or threatens violence to any person or property in or of the Building, or (iv) is orally abusive to the Landlord or any other tenant, or Landlord's or any other tenant's officers, employees, agents, contractors or invitees.

6. COMPLIANCE WITH LAWS. All tenants will keep and maintain their demised premises in a clean and healthful condition and comply with all laws, ordinances, orders, rules and regulations of any State, Federal, Municipal and other agencies or bodies having any jurisdiction thereof including rules, orders and regulations of the Southeastern Underwriters Association for the prevention of fires, with reference to use, conditions or occupancy of the Building or their demised premises.

7. REPORTING ACCIDENTS. Tenants shall promptly report to Landlord any accident of which they are aware involving personal injury or property damage occurring within any demised premises or occurring within the public areas of or surrounding the Building.

8. LOST OR STOLEN PROPERTY. Landlord shall not be liable for any lost or stolen property taken from the Premises, Building or the Parking area. All tenants shall take their own adequate precautions against loss or theft of personal property belonging to them and their agents, employees and invitees, as well as any other appropriate security precautions. Although Landlord shall not be responsible for any such precautions, the Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the

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

       Building, any persons occupying, using or entering the same, or any equipment, furnishings or contents thereof, and the tenant shall comply with Landlord's reasonable requirements relative thereto.

9. LOCKS. No additional or replacement locks shall be placed on any door without the written consent of Landlord. Landlord may require that changes be done by Landlord, at tenant's expense, and that Landlord retain a key to each lock installed for security and safety purposes.

10. KEYS. Upon expiration of any lease, keys must be returned to the Building manager or the leasing office, and a receipt obtained by the tenant. In the event any tenant fails to return keys, Landlord may retain $50.00 of tenant's security deposit for necessary locksmith work and administration.

11. PETS. No pets or animals (except for professionally trained and certified seeing eye or hearing assistance guide dogs) are allowed in or around the Building or any demised premises.

12. FIREARMS. No firearms of any kind shall be permitted in the Building or any demised premises.

13. CANVASSING, SOLICITING, PEDDLING. Canvassing, soliciting, peddling or distributing of any handbills or advertising matter in or about the Building is prohibited.

14. VEHICLES. No bicycles, roller blades, skateboards or other type of vehicle or recreational equipment shall be allowed in any part of the exterior or interior areas of the building without prior written consent of the Landlord.

15. SIGNS. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed by tenant on or to any part of the outside of the Building or to any interior public areas, or in any demised premises so as to be visible from the outside, without the prior written consent of Landlord. Landlord shall have the right to remove any such objectionable item without notice to and at the expense of the party so placing such item.

16. DIRECTORY BOARD. The Directory of the Building will be provided exclusively for the display of the name and location of tenants only. Landlord reserves the right to exclude any other names therefrom.

17. HOUSEKEEPRNG. Tenants shall not place any debris, garbage, trash or refuse or pen-nit same to be placed or left in or upon any part of the Building or surrounding property, other than in the location provided by the Landlord specifically for such purposes. Tenants shall

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                                                               Landlord  Tenant
       not allow any undue accumulation of any debris, garbage, trash or refuse in or outside of the Premises.

18. WATER FIXTURES. Tenants shall not use water or plumbing fixtures for any purpose for which they are not intended, nor shall water be wasted by tampering with such fixtures. Any cost or damage resulting from such misuse by any tenant shall be paid for by said tenant.

19. PARKING. If the Landlord designates tenant parking areas in or about the building, the tenants shall park their vehicles and shall cause their respective employees and agents to park their vehicles only in such designated parking areas. Each tenant shall furnish the Landlord, upon request, with the current license numbers of all vehicles owned or used by said tenant or its employees and agents and said tenant thereafter shall notify the Landlord of any changes in such license numbers within five (5) days after the occurrence of such change. Landlord may itself or through any agent designated for such purpose, make, administer, and enforce additional rules and regulations regarding parking by tenants and by the employees and agents of tenants in the Building. No disabled vehicles shall be left in the parking areas of the Building for more than twenty-four (24) hours. Landlord shall use reasonable efforts to prevent unauthorized use of the parking areas, but shall not be liable to any tenant for any such unauthorized use nor does Landlord warrant that a parking space shall, in every event, be available for each tenant or for each employee and agent of each tenant, nor shall any portion of the parking area be considered a portion of any tenant's demised premises. Overnight parking, repairing or washing of vehicles in any of the parking areas is prohibited. Landlord may designate a certain portion of the parking areas as reserved for one or more specific tenants and/or the invitees of such tenant. At no time shall any tenant or the employees or agents of any tenant park in areas designated by Landlord as being reserved for Valet Parking. Landlord shall have the right to place window stickers on and/or tow any vehicles violating the Building Rules and Regulations. Landlord shall not be responsible to any tenant, with respect to any vehicle that has a window sticker placed upon its windows, or for any vehicle that is towed from the Building, for any damage or loss of any nature to any such vehicle which has been violating the Building Rules and Regulations.

20. WINDOWS. Except for the proper use of blinds and drapes approved in writing by Landlord, no tenant shall cover, obstruct or affix any object or material to the windows of the Building or any demised premises that might reflect or admit light into any part of the Building, including without limiting the generality of the foregoing, the application of solar films.

21. REPAIR, MAINTENANCE, ALTERATIONS AND IMPROVEMENTS. Each tenant shall carry out such tenant's repairs, maintenance, alterations and improvements in the Premises only during times agreed to in advance by the Landlord and in a manner which will not interfere with the rights of other tenants in the Building.

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

22. PERSONAL USE OF PREMISES. The Premises shall not be used or permitted to be used for residential, lodging or sleeping purposes or for the storage of personal effects or property not required for business purposes.

23. OBSTRUCTIONS. Tenants shall not obstruct or place anything in or on the sidewalks or driveways outside the Building or in the lobbies, corridors, stairwells or other common areas of the Building, or use such locations for any purpose except access to and exit from the Premises without the Landlord's prior written consent. Landlord may remove at such tenant's expense any such obstruction or thing caused or placed by that tenant (and unauthorized by the Landlord) without notice or obligation to the tenant.

24. EMPLOYEES AND INVITEES. In these Rules and Regulations, the term "tenant" shall be deemed to include the officers, directors, employees, agents, contractors, customers, invitees and licensees of such tenant and others permitted by the tenant to use or occupy the Premises.

25. PEST CONTROL. In order to maintain satisfactory and uniform pest control throughout the Building, the tenants shall engage for each tenant's own Premises and at each tenant's sole cost, a qualified pest extermination contractor either designated or approved by the Landlord, who shall perform pest control and extermination services in the Premises at such intervals as reasonably required or as may be directed by the Landlord.

26. LANDLORD NOT RESPONSIBLE FOR VIOLATIONS. Landlord is not responsible to any tenant for the nonobservance or violation of the rules and regulations by any other tenant.

27. MODIFICATION OF RULES AND REGULATIONS. Landlord reserves the right to change these Rules and Regulations and to add such other and further Rules and Regulations as in Landlord's judgment may, from time to time, be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein, or for any cause, and when so changed, such modification or new Rules and Regulations shall be deemed a part hereof with the same effect as if written herein.

28. SMOKING: Smoking is permitted only in tenant's premises and outside of the Building. There shall be no smoking of any nature in any part of the Common Areas of the Building, including, but not limited to, stairwells, exterior stairwell landings, hallways, elevators, bathrooms or the lobby.

29. BUILDING SECURITY TIMES: All people entering the Building after 5:00 p.m. until 7:00 a.m. the following morning, Monday through Friday inclusive, and all people entering the Building at any time on Saturdays, Sundays and holidays, shall be required to sign in at the guard station in the lobby.

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

30. OUTSIDE CONTRACTUAL WORK. No party shall perform any work in or to any leased premises or in or to the Building, including, but not limited to, installation of telephones, telegraphic or security equipment, electrical devices and attachments, and all installations affecting floors, walls, windows, doors, ceilings, equipment or any other physical feature of the Building, without having previously applied to Landlord for and having received Landlord's written approval to perform such work.

31. JANITORIAL WORK: No party shall hinder the work of Landlord's janitorial personnel. Janitorial work shall be done after business hours or whenever offices are vacant. Windows, doors and fixtures may be cleaned at any time. To avoid creating difficulties in the performance of such janitorial work, each tenant shall provide adequate waste and rubbish containers, cabinets, bookcases and the like to keep waste, rubbish and other items of personal property off of the floors of such offices. Tenants shall not leave any glasses, cups or other containers in their offices containing any type of liquids. Tenants shall not leave any crates or boxes which do not fit into tenants' waste and rubbish containers in any of the hallways or other Common Areas of the Building; but shall notify Landlord whenever such crates or boxes need to be removed from the premises.

32. ACCESS FOR FURNITURE AND EQUIPMENT: Landlord cautions each tenant when such tenants are purchasing furniture and equipment for their respective offices to measure the elevators, doorways and stairwells of the Building so that such furniture and equipment can easily fit through the same. Landlord reserves the right to refuse to allow any furniture or equipment into the Building that does not comply with the foregoing conditions.

33. NON PERMITIED MATIERALS: No party shall install or operate any HVAC apparatus or carry on any mechanical operation or bring into the Building or any leased premises any flammable liquids Or explosives without the prior written approval of Landlord, which approval may be withheld in Landlord's sole discretion.

34. RESTRICTED AREAS: No person may go upon the roof of the Building nor in the electrical rooms or other areas of the Building which are solely for the use of the Landlord or utility companies.

35. PHONE EQUIPMENT: No tenant is permitted to place any of tenant's proprietary telecommunication equipment in any of the electrical or telephone utility rooms or in any other location of the common areas of the Building other than in such tenant's leased premises. In order to avoid any problems with compliance with applicable insurance regulations and building codes, any conduit required for the operation or installation of any such proprietary telecommunication equipment shall be manufactured of either metal or teflon and of no other material. Prior to the installation of any telecommunications equipment or conduit for such equipment in any portion of the premises of any tenant, such tenant shall obtain the prior written consent of Landlord, which consent shall not be unreasonably withheld.

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                                                     Initials: _________ _______
                                                               Landlord  Tenant

                                    EXHIBIT D

             SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT

This Subordination, Non-Disturbance and Attornment Agreement ("Agreement") is made as of the _____ day of _________1999, between Yupi Internet, Inc. ("Tenant") and Ocean Bank ("Lender").

RECITALS:

A. Lender is the owner and holder of a mortgage in Official Records Book ______ at Page __________ of the ____________________________ Public Records of
Miami-Dade County, Floridaencumbering property (the "Property") more particularly described in Exhibit "A" hereto (the mortgage and all increases, renewals, recastings, modifications, consolidations, participations, replacements and /or extensions thereof are hereinafter collectively call the "Mortgage").

B. The owner of the Property, 1688 Partners, Ltd. ("Landlord") and Tenant entered into a lease dated as of _____________________, 1999, covering premises of approximately 14,971 rentable square feet (the "Premises") within the Property.

C. The Lease is subject and subordinate to the Mortgage, and Tenant wishes to obtain from Lender assurances that tenant's possession of the Premises will not be disturbed in certain circumstances, and Lender is willing to provided such assurances to Tenant, upon and subject to the terms and conditions of this Agreement.

NOW, THEREFORE, FOR $10.00 and other valuable consideration exchanged between Lender and Tenant, the receipt and sufficiency of such consideration being hereby acknowledged, Lender and Tenant agree as follows:

1. Subordination. The Lease is and will remain subject and subordinate in all respects to the Mortgage and all voluntary and involuntary advances made thereunder, in accordance with the terms and conditions hereof.

2. Non-Disturbance Agreement. As long as Tenant is not in default beyond any applicable grace period in the payment of rent, additional rent or other charges or in the performance of any of the other terms or conditions of the Lease, Tenant's rights under the Lease and its possession of the Premises will not be interfered with or disturbed by Lender during the term of the Lease (including any renewal or extension term) following acquisition of title to the Property
(a) by Lender or the purchaser at a foreclosure sale pursuant to any action or proceeding to foreclose the Mortgage, or (b) by Lender pursuant to acceptance of a deed in lieu of foreclosure or otherwise (in either case, a "Transfer of Ownership").

3. Attornment Agreement. If a Transfer of Ownership occurs, Lender and Tenant will be bound to each other, as landlord and tenant, respectively, under all of the terms and conditions of the lease for the balance of the term thereof (including any renewal or extension term), and Tenant hereby attorns to Lender as its landlord, such attornment to be effective and self-operative, without the execution of any other instruments on the part of either party hereto, immediately

                                      -35-
                                                     Initials: _________ _______
                                                               Landlord  Tenant
upon a Transfer of Ownership. As used in this Article and in the subsequent provisions hereof, whenever the context allows the term "lender' will also include a purchaser of the Property at a foreclosure sale.

4. Lender's Liability. Notwithstanding any other provision of this Agreement, Lender will not in any way be: (a) liable for acts or omissions of any prior landlord (including Landlord); (b) subject to offsets or defenses that Tenant might have had against any prior landlord (including Landlord); (c) bound by rent, additional rent or other charges that Tenant might have paid for more than 30 days in advance to any prior landlord (including Landlord); (d) bound by any amendment or modification of the Lease made without Lender's prior written consent (except to the extent that the Lease may specifically contemplate any amendment or modification thereof); (e) responsible for money or other security delivered to Landlord pursuant to the Lease but not subsequently received by Lender; or (f) obligated to pay Tenant the "Construction Allowance" referred to in the Lease, such payment obligation being personal to Landlord.

5. Condemnation Awards and Insurance Proceeds. Without limiting any other provision of this Agreement, until a Transfer of Ownership occurs the provisions of the Mortgage regarding Lender's rights in and to insurance proceeds and awards or other compensation made for the taking by eminent domain (or conveyance in lieu thereof) will be superior to and will govern and control over, any contrary provision of the Lease. Notwithstanding anything contained in the Lease that may require Landlord to repair or restore damage to the Premises caused by fire or other casualty or by exercise of eminent domain, if a Transfer of Ownership occurs Lender will have no Obligation for such repair or restoration except as the same can reasonably be accomplished with the net proceeds or net award or other compensation actually received by Lender with respect to the Premises.

6. No Lease Modification or Claims. Tenant hereby confirms that the Lease has not been modified or amended and is in full force and effect without any claims of default, offset or deduction by Tenant.

7. Recognition of Mortgage and Collateral Assignment. To the extent that the Lease entitles Tenant i notice of any mortgage affecting the Premises, this Agreement constitutes such notice with respect to the Mortgage, and Tenant also acknowledges Landlord's collateral assignment of the Lease, to Lender.

8. Notices. To be effective, any notice or other communication given pursuant to this Agreement must be in writing and sent postpaid by United States registered or certified mail with return receipt requested. Rejection or other refusal to accept, or inability to deliver because of changed address of which no notice has been given, will constitute receipt of the notice or other communication. For purposes hereof, Lender's address is 780 N.W. 42d Avenue, Miami, Florida 33126 and Tenant's address is 1688 Meridian Avenue, Suite 1000, Miami Beach, Florida 33139. At any time (s), each party may change its address for the purposes hereof by giving the other party a change of address notice in the manner stated above.

9. Entire Agreement, Etc. This Agreement (a) is to be construed and enforced in accordance with the laws of the State of Florida (b) contains the entire understanding of Lender and Tenant regarding matters dealt with therein (any prior written or oral agreements between them as to such matters being superseded hereby), (D can be modified or waived in whole or in part only by a written instrument signed on behalf of the party against whom enforcement of the modification

                                      -36-
                                                     Initials: _________ _______
                                                               Landlord  Tenant
or waiver is sought, and (d) will bind and inure to the benefit of the parties hereto and their respective successors and assigns.

Witness:                                 Lender:  Ocean Bank

                                         By:
-------------------------------------       ----------------------------------


-------------------------------------    -------------------------------------
                                         Print Name
                                                                    Print Office
                                         --------------------------

Witness:                                 Tenant:  Yupi Internet, Inc., a Florida
                                                  corporation

                                         By:
-------------------------------------       ----------------------------------


-------------------------------------    -------------------------------------
                                         Print Name
                                                                    Print Office
                                         --------------------------

                                      -37-
                                                     Initials: _________ _______
                                                               Landlord  Tenant